NUVEEN
Municipal
Bond Funds



May 31, 1998

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO APPEARS HERE]

Alabama

Georgia

Louisiana

North
Carolina

South
Carolina

Tennessee

Highlights

As of May 31, 1998
For Class A shares on net asset value


Credit Quality                  Performance Highlights

Nuveen Flagship Alabama Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                63%
AA                              15%
A                               20%
BBB/NR                           2%

 . Outperformed Lehman Brothers Municipal Bond Index and Lipper peer group average for the one-year period

 .  One-year total return of 10.22%

 .  Taxable-equivalent yield of 7.52%*


Nuveen Flagship Georgia Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                59%
AA                              15%
A                               22%
BBB/NR                           4%

 . Outperformed Lehman Brothers Municipal Bond Index and Lipper peer group average for the one-year period

 . Ranked the fifth best-performing tax-free fund in the country for 1997 in Business Week**

 .  One-year total return of 11.37%

Nuveen Flagship Louisiana Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                71%
AA                               8%
A                               12%
BBB/NR                           9%

 . Outperformed Lehman Brothers Municipal Bond Index and Lipper peer group average for the one-year period

 .  One-year total return of 9.88%

 .  Taxable-equivalent yield of 7.37%*

Nuveen Flagship North Carolina Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                35%
AA                              33%
A                               16%
BBB/NR                          16%

 .  One-year total return of 8.69%

 .  Taxable-equivalent yield of 6.59%*

 .  Steady dividend for 16 consecutive months

Nuveen Flagship South Carolina Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                62%
AA                              26%
A                               10%
BBB/NR                           2%

 . Outperformed Lehman Brothers Municipal Bond Index and Lipper peer group average for the one-year period

 .  One-year total return of 9.95%

 .  Taxable-equivalent yield of 7.59%*

Nuveen Flagship Tennessee Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded                49%
AA                              26%
A                               15%
BBB/NR                          10%

 .  Outperformed Lipper peer group average for the one-year period

 .  One-year total return of 9.01%

 .  Taxable-equivalent yield of 6.46%*


* For investors in the 31% federal and applicable state income tax bracket. See your fund's performance overview for more information.

** An article in the December 29, 1997, issue of Business Week ranked the Nuveen Flagship Georgia Municipal Bond Fund fifth out of 1,391 tax-free mutual funds based on total returns for the period from January 1, 1997--December 12, 1997. The total return data was provided by Morningstar, Inc., an independent investment information service, and reflects appreciation plus reinvestment of dividends and capital gains before taxes.


    Contents
 1  Dear Shareholder
 4  Alabama Commentary
    and Overview
 6  Georgia Commentary
    and Overview
 8  Louisiana Commentary
    and Overview
10  North Carolina Commentary
    and Overview
12  South Carolina Commentary
    and Overview
14  Tennessee Commentary
    and Overview
16  Report of Independent Public Accountants
17  Portfolio of Investments
41  Statement of Net Assets
43  Statement of Operations
45  Statement of Changes in Net Assets
47  Notes to Financial Statements
54  Financial Highlights
60  Building Better Portfolios
61  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to share with you this performance report for your Nuveen municipal bond fund. Over the past 12 months, each of the funds in this report continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

For many of our shareholders, this annual report represents the first time you have received a consolidated report covering performance data for other Nuveen funds in addition to your own. These consolidated reports are part of our continuing efforts to control fund expenses; we achieve greater economies of scale for our shareholders through reducing paper, printing and mailing costs. By consolidating reports by region and incorporating several funds into one booklet, we have lowered these administrative expenses and made owning shares in a Nuveen fund more cost-efficient for you.

Fund Update

Earlier this year, the Board of Trustees approved reorganizations of the Alabama and South Carolina funds, subject to shareholder approval at a special meeting on August 13. If approved, the Nuveen Flagship Alabama Municipal Bond Fund and the Nuveen Flagship South Carolina Municipal Bond Fund will be merged into the Nuveen Flagship All-American Municipal Bond Fund, effective August 21, 1998. The merger of these funds -- with their similar philosophies and management -- offers shareholders several potential benefits, including lower costs, greater portfolio flexibility and higher after-tax dividends. Mergers reduce administrative expenses by consolidating fund reporting, record-keeping and other operational functions. The combined fund will have a larger asset base, enabling us to buy and sell larger blocks of bonds, thereby lowering trading costs and enhancing portfolio liquidity. Although dividends will no longer be exempt from state income taxes, we anticipate that the proposed merger will result in higher after-tax dividends for Alabama and South Carolina shareholders.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal


"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

Diversification: The Key
to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1998

Nuveen Flagship Alabama Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Alabama fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review
Alabama's economy continues to diversify as it moves toward the service, trade and finance sectors, and away from traditional manufacturing industries. The state's once healthy apparel industry is facing increased competition from foreign and domestic companies, but has been somewhat offset by growth in wood, paper products and durable manufacturing industries. Although per capita income falls below the national average, it is slowly improving.

Financial operations remain satisfactory. Alabama has a strong unreserved General Fund balance and an extremely low debt burden. In the current legislative session, large debt proposals are under discussion: $1 billion for educational spending, and $700 million in gas tax-supported revenue bonds for highways. Overall, municipal bond supply was strong during the past year, particularly in the housing and health care sectors.

Fund Performance
The fund performed exceptionally well over the past year, generating a total return on net asset value of 10.22%, which is equivalent to a taxable return of 12.89% for investors in the 33.4% combined federal and state income tax bracket. The total return significantly outperformed the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, and surpassed the average return of 8.32% for its Lipper peer group of Alabama municipal bond funds by almost 200 basis points. In addition, the fund was ranked second of the 11 Alabama funds in its Lipper peer group for the year. The fund also provided a very competitive yield of 5.01%, which is equivalent to a taxable yield of 7.52% for investors in the 33.4% combined federal and state income tax bracket. This performance is even more impressive given the fund's high credit quality (63% in AAA bonds).

Key Strategies
There were several elements contributing to the fund's strong performance during the past year. First was its longer duration, which is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 8.05 years was longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. In addition to its longer duration, we were able to maintain good call protection, avoiding issues that would be called away in the event of a near-term change in interest rates and would therefore impact the fund's income levels. With that in mind, we found value in some call-protected housing bonds, as well as some health care issues.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 20% of the portfolio invested in water and sewer bond issues, 18% in health care bonds, 13% in education and civic organization issues and 18% in tax obligation debt.

Outlook for the Future
Going forward, we expect conditions in which we can maintain the duration of the portfolio, as well as its favorable call protection. In terms of specific sectors, we will seek out attractive health care and water and sewer issues. Higher-quality issues will continue to dominate the portfolio, because narrow yield spreads between lower- and higher-rated securities provide little reward for assuming the increased credit risk associated with lower-quality bonds. Overall, we will continue to maintain the fund's current healthy diversification, which should be aided by continuing strong supply in the state.

Nuveen Flagship Alabama Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

0.044            6/97
0.044            7/97
0.044            8/97
0.044            9/97
0.044           10/97
0.044           11/97
0.044           12/97
0.0435           1/98
0.0435           2/98
0.0435           3/98
0.0435           4/98
0.0435           5/98

Top 5 Sectors

Water and Sewer                          20%
Health Care                              18%
Education and Civic Organizations        13%
Tax Obligation (General)                  9%
Tax Obligation (Limited)                  9%

Portfolio Statistics

Share Class                                                  A        B        C        R
-------------------------------------------------------------------------------------------
Inception Date                                            4/94     2/97     2/97     2/97
Net Asset Value                                         $10.61   $10.62   $10.62   $10.68
Fund Net Assets ($000)                                                             $8,050
Average Weighted Maturity (Years)                                                   22.45
Average Weighted Duration (Years)                                                    8.05

Annualized Total Return/1/

Share Class                                    A(NAV)  A(Offer)       B        C        R
-------------------------------------------------------------------------------------------
1-Year                                         10.22%     5.63%    9.31%    9.54%   11.06%
3-Year                                          7.68%     6.14%    7.04%    7.26%    8.01%
Since Inception                                 7.99%     6.88%    7.36%    7.57%    8.23%

Tax-Free Yields

Share Class                                    A(NAV)  A(Offer)       B        C        R
-------------------------------------------------------------------------------------------
Distribution Rate                               4.92%     4.71%    4.18%    4.41%    5.11%
SEC 30-Day Yield                                5.01%     4.80%    4.28%    4.48%    5.23%
Taxable Equivalent Yield/2/                     7.52%     7.21%    6.43%    6.73%    7.85%

Index Comparison/3/

[MOUNTAIN CHART APPEARS HERE]

                Nuveen Flagship Alabama                 Nuveen Flagship Alabama                   Lehman Brothers
                Municipal Bond Fund (NAV)               Municipal Bond Fund (Offer)             Municipal Bond Index
4/94                     10,000                                    9,580                               10,000
5/95                     11,019                                   10,556                               11,006
5/96                     11,429                                   10,949                               11,509
5/97                     12,482                                   11,958                               12,463
5/98                     13,758                                   13,180                               13,633

Lehman Brothers Municipal Bond Index                           $13,633
Nuveen Flagship Alabama Municipal Bond Fund (NAV)              $13,758
Nuveen Flagship Alabama Municipal Bond Fund (Offer)            $13,180

Past performance is not predictive of future results.

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 33.4%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Georgia Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Georgia fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review
In August 1997, Georgia joined the ranks of other states with the top rating for its municipal bonds when Standard & Poor's upgraded the state's general obligation rating to AAA, citing a strengthened financial position and favorable economic trends. Since then, Georgia has continued to experience population, tax base and overall economic growth, especially in the Atlanta metropolitan area, while maintaining a low debt burden. The presence of several major corporate headquarters has helped diversify the economy, and the rapidly growing service sector has offset manufacturing sector losses. In terms of population, Georgia is expected to remain among the fastest-growing states over the next five years.

With the Atlanta area experiencing rapid growth in school enrollment, many school districts are making an effort to manage future growth by participating in a one percent sales tax program designed in part to ease the property tax burden. Use of these programs should enable school districts to fund necessary capital projects without overburdening the property tax base. Overall, municipal bond supply was strong during the past year, particularly in the housing and health care sectors.

Fund Performance
The Georgia Municipal Bond Fund performed exceptionally well over the past year, generating a total return of 11.37%, which is equivalent to a taxable return of 14.32% for investors in the 35.1% combined federal and state income tax bracket. The total return significantly out-performed the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index and surpassed its Lipper peer group average of 9.37% by 200 basis points. In addition, the Georgia Municipal Bond Fund was ranked fourth among the 34 Georgia municipal bond funds followed by Lipper. The fund also provided a competitive yield of 4.74%, which is equivalent to a taxable yield of 7.30% for investors in the 35.1% combined federal and state income tax bracket. This excellent performance record was recognized by Business Week magazine, which ranked the fund the fifth best-performing tax-free fund in the country for 1997.*

Key Strategies
There were several elements contributing to the fund's outstanding performance during the past year. First was the Georgia fund's long portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 8.39 years was longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. In addition to its longer duration, we focused on maintaining good call protection, avoiding issues that would be called away in the event of a near-term change in interest rates and could affect the fund's income levels. With that in mind, we found value in some escrowed government housing bonds, as well as some health care issues.

Pre-refunded bonds also played an important role in this outstanding performance. In a pre-refunding, bonds are essentially paid off by their issuer and backed by U.S. Treasury securities until they can be called from the portfolio. As a result these bonds generally increase in value, contributing to the fund's strong total returns.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 20% of the portfolio invested in U.S. guaranteed bonds (reflecting the numerous pre-refundings), 18% in limited tax obligation issues, 13% in multifamily housing bonds and 10% in single-family housing debt.

Outlook for the Future
On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds. Going forward, Tom and his team expect conditions in which they can maintain the duration of the portfolio, as well as its favorable call protection. Higher-quality issues will continue to dominate the portfolio, because narrow yield spreads between lower- and higher-rated securities provide little reward for assuming the increased credit risk associated with lower-quality bonds. Overall, they will continue to maintain the fund's current healthy diversification, which should be aided by continuing strong supply.

* Please see inside front cover for more information.

               Nuveen Flagship Georgia Municipal Bond Fund
               Performance Overview
               As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

0.047      6/97
0.047      7/97
0.047      8/97
0.047      9/97
0.047     10/97
0.047     11/97
0.047     12/97
0.047      1/98
0.047      2/98
0.047      3/98
0.047      4/98
0.047      5/98

Top 5 Sectors

U.S. Guaranteed           20%
 .............................
Tax Obligation (Limited)  18%
 .............................
Housing (Multifamily)     13%
 .............................
Housing (Single-Family)   10%
 .............................
Health Care                9%
-----------------------------

Portfolio Statistics

Share Class                                                  A        B        C          R
-------------------------------------------------------------------------------------------
Inception Date                                            3/86     2/97     1/94       2/97
 ...........................................................................................
Net Asset Value                                         $11.19   $11.20   $11.17   $  11.15
 ...........................................................................................
Fund Net Assets ($000)                                                             $143,078
 ...........................................................................................
Average Weighted Maturity (Years)                                                     21.34
 ...........................................................................................
Average Weighted Duration (Years)                                                      8.39
-------------------------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                                    A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------------------
1-Year                                         11.37%     6.73%   10.66%   10.79%     11.23%
 ...........................................................................................
5-Year                                          6.72%     5.80%    6.11%    6.11%      6.71%
 ...........................................................................................
10-Year                                         8.12%     7.65%    7.65%    7.51%      8.11%
-------------------------------------------------------------------------------------------

Tax-Free Yields

Share Class                                    A(NAV)  A(Offer)       B        C         R
-------------------------------------------------------------------------------------------
Distribution Rate                               4.93%     4.73%    4.18%    4.40%     5.17%
 ...........................................................................................
SEC 30-Day Yield                                4.74%     4.54%    3.99%    4.19%     4.94%
 ...........................................................................................
Taxable Equivalent Yield/2/                     7.30%     7.00%    6.15%    6.46%     7.61%
-------------------------------------------------------------------------------------------

Index Comparison/3/

[MOUNTAIN CHART APPEARS HERE]

A = Nuveen Flagship Georgia Municipal Bond Fund (NAV)
B = Nuveen Flagship Georgia Municipal Bond Fund (Offer)
C = Lehman Brothers Municipal Bond Index

              A           B        C
5/88        10000       9580     10000
5/89        11376      10898     11149
5/90        11894      11394     11965
5/91        13070      12521     13171
5/92        14221      13624     14466
5/93        15762      15100     16195
5/94        16052      15378     16595
5/95        17386      16656     18107
5/96        17915      17162     18934
5/97        19595      18772     20505
5/98        21827      20910     22430

-- Lehman Brothers Municipal Bond Index                         $22,430
-- Nuveen Flagship Georgia Municipal Bond Fund (NAV)            $21,827
-- Nuveen Flagship Georgia Municipal Bond Fund (Offer)          $20,910

Past performance is not predictive of future results.


/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Louisiana Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Jan Terbrueggen discusses fund performance, the municipal market, and key investment strategies for the Louisiana fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.



State Economic and Market Review

Louisiana's economic and financial condition improved during 1997. The state continued to reduce its reliance on federal grants, in favor of other more dependable revenue sources. The state remains dependent on the tourism industry, which fuels sales tax and gaming revenues, both of which are important to the state's annual operating budget. In addition, Louisiana has lessened its dependence on the oil and gas industries -- the primary sources of the state's historically unsteady economy.

Although the state's overall debt burden declined during 1997, several bond issues are anticipated in 1998, including school building and prison bonds. In fact, new issue volume for the state is up 56% during the first quarter of 1998. Given the state's improved condition, Louisiana bonds should be well-received among both state and national municipal market participants.

Fund Performance

The fund posted a strong total return of 9.88% for the year, which is equivalent to a taxable return of 12.66% for investors in the 33.9% combined federal and state income tax bracket. The total return outpaced the return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index and surpassed its peer group average of 8.56% by well over 100 basis points. The Louisiana Municipal Bond Fund also ranked second among the 13 Louisiana municipal bond funds followed by Lipper Analytical Service, a nationally recognized performance measurement service. In addition, the fund posted a competitive yield of 4.87%, which is equivalent to a taxable yield of 7.37% for investors in the 33.9% combined federal and state income tax bracket.

Key Strategies

There were several elements contributing to the fund's strong performance during the past year. First was the Louisiana fund's duration, which is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 7.72 years was somewhat longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. In addition to maintaining the longer duration, we took advantage of Nuveen's diligent research team to find financially strong lower-rated bonds that offered competitive yields. We also found good yields in a few key sectors, including hospital bonds and bonds subject to the alternative minimum tax (which does not affect most shareholders). The fund also benefited from the ongoing appreciation of a number of housing issues, as Fannie Mae took a large position in the state's housing bonds, keeping prices high.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 18% of the portfolio invested in health care bonds, 14% in general tax obligation securities, 12% in limited tax obligation issues and 12% in single-family housing debt.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Mike Davern assumed management responsibilities for this fund. Mike is a seven-year veteran of Nuveen with 16 years of experience as an investment professional. He has managed a range of other state municipal bond funds. Mike and his team will allow the high income levels and potential price appreciation we have enjoyed from a number of outstanding housing issues to continue to work for shareholders. At the same time, they will avoid the state's general obligation debt, which is not attractive at this time. In addition, they expect to maintain the fund's current moderately longer duration.

Nuveen Flagship Louisiana Municipal Bond Fund
Performance Overview
As of May 31, 1998


------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
------------------------------------------------------------------

[BAR CHART APPEARS HERE]

0.049          6/97
0.049          7/97
0.049          8/97
0.049          9/97
0.049         10/97
0.049         11/97
0.049         12/97
0.049          1/98
0.049          2/98
0.049          3/98
0.048          4/98
0.048          5/98


------------------------------------------------------------------
Top 5 Sectors
------------------------------------------------------------------
Health Care                         18%
Tax Obligation (General)            14%
Tax Obligation (Limited)            12%
Housing (Single-Family)             12%
U.S. Guaranteed                     11%
------------------------------------------------------------------


------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------
Share Class                            A       B       C         R
------------------------------------------------------------------
Inception Date                      9/89    2/97    2/94      2/97
Net Asset Value                   $11.55  $11.55  $11.54  $  11.55
Fund Net Assets ($000)                                    $111,852
Average Weighted Maturity (Years)                            21.64
Average Weighted Duration (Years)                             7.72
-------------------------------------------------------------------


-------------------------------------------------------------------
Annualized Total Return/2/
-------------------------------------------------------------------
Share Class                  A(NAV)     A(Offer)    B      C      R
-------------------------------------------------------------------
1-Year                        9.88%     5.24%  9.18%  9.32%  10.21%
5-Year                        6.95%     6.04%  6.32%  6.35%   7.01%
Since Inception               8.51%     7.98%  7.95%  7.91%   8.55%
-------------------------------------------------------------------


-------------------------------------------------------------------
Tax-Free Yields
-------------------------------------------------------------------
Share Class                  A(NAV)  A(Offer)     B      C       R
-------------------------------------------------------------------
Distribution Rate             4.99%     4.78%  4.26%  4.47%   5.19%
SEC 30-Day Yield              4.87%     4.66%  4.12%  4.32%   5.07%
Taxable Equivalent Yield/3/   7.37%     7.05%  6.23%  6.54%   7.67%
-------------------------------------------------------------------

------------------------------------------------------------------
Index Comparison/4/
------------------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

         Nuveen Flagship        Nuveen Flagship        Lehman Brothers
       Louisiana Municipal    Louisiana Municipal       Municipal Bond
         Bond Fund (NAV)       Bond Fund (Offer)             Index
5/90          10501.5               10060.4                 10580.5
5/91          11704.8               11213.2                 11646.9
5/92          12915.2               12372.7                 12791.9
5/93          14604.5               13991.1                 14321.7
5/94          14861.1               14237                   14675.3
5/95          16229                 15547                   16012
5/96          17002                 16288                   16744
5/97          18595                 17814                   18132
5/98          20432                 19574                   19834

------------------------------------------------------------------

Lehman Brothers Municipal Bond Index                   $19,834
Nuveen Flagship Louisiana Municipal Bond Fund (NAV)    $20,432
Nuveen Flagship Louisiana Municipal Bond Fund (Offer)  $19,574

Past performance is not predictive of future results.

/1/ The fund also paid shareholders taxable distributions in December of $0.0387 per share.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a combined federal and state income tax rate of 33.9%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship North Carolina Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Walt Parker discusses fund performance, the municipal market, and key investment strategies for the North Carolina fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

North Carolina's economy continues to expand, while decreasing its historic reliance on furniture manufacturing and tobacco and increasing the number of technology companies. The state's financial operations have been well-managed, which is reflected in strong budget reserve levels, low debt burden, and the ability to enact a one percent reduction in the food tax. In early 1997, voters approved the largest bond issue in state history, with $1.8 billion of the total $2.75 billion earmarked for school construction.

Despite that record bond issue, supply in the state remained tight and was dominated mainly by small issues. That, combined with a narrow spread between the yields on higher- and lower-quality bonds, increased the challenge of identifying value in the market. In part due to the state's enormous population growth, many of the year's most attractive buying opportunities came from bond issues supporting essential services such as school, water and sewer projects.


Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the North Carolina Municipal Bond Fund was 8.69%, which is equivalent to a taxable return of 11.72% for investors in the 36.3% combined federal and state income tax bracket. The total return compares to the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, as well as the average return of 9.04% for the peer group of North Carolina municipal bond funds tracked by Lipper Analytical Service. The fund also provided a competitive yield of 4.20%, which is equivalent to a 6.59% taxable yield for investors in the 36.3% combined federal and state income tax bracket.

Although the fund slightly underperformed these two benchmark measures on a total return basis, it maintained a steady monthly dividend of $0.0445 per share throughout the period. The fund holds a number of high-yielding bonds purchased during a higher interest rate environment. Although these bonds help support the fund's competitive dividend, they were less able to participate in this year's market rally since they have already experienced significant price appreciation.


Key Strategies

The North Carolina Municipal Bond Fund is among Nuveen's larger and older funds. Many of the bonds in the portfolio were purchased during a much higher interest rate environment, and have substantially higher coupon rates than are available in today's market. Therefore, we focus on stability as much as possible with this fund and tend to sell these higher-yielding securities only when an unusually favorable opportunity arises.

In an attempt to make the most of the year's limited supply, we focused on reducing the fund's holdings in the health care sector, while increasing our position in the bonds of the state's essential services. The health care sector provided numerous opportunities to find value over the past few years, and the fund's weighting in that sector rose as high as 24% as we took advantage of those opportunities. However, the characteristics of the sector have evolved, and as mergers and acquisitions have become commonplace, particularly among regional facilities, these bonds have become more volatile. As a result, we have decreased our exposure to health care and moved away from regional hospitals-- which are more likely to be acquired by larger operations--and into the bonds of more established and stable teaching hospitals.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.


Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds. In the near future, Tom and his team expect to see the state's growing population translate into increased general obligation debt as North Carolina's infrastructure needs continue to increase. Until that happens, and until the yield spread between lower- and higher-quality bonds widens, they will continue to seek out value from small bond issues with favorable yields. Particular areas they will be monitoring include essential services, education and housing bonds. They will also continue to focus on maximizing the fund's after-tax income.

              Nuveen Flagship North Carolina Municipal Bond Fund

                             Performance Overview
                              As of May 31, 1998


Monthly Tax-Free Dividends (Class A Shares)/1/


[Bar Chart Appears here]

0.0445   6/97
0.0445   7/97
0.0445   8/97
0.0445   9/97
0.0445  10/97
0.0445  11/97
0.0445  12/97
0.0445   1/98
0.0445   2/98
0.0445   3/98
0.0445   4/98
0.0445   5/98

Top 5 Sectors

Health Care                                                                18%
 .............................................................................
Tax Obligation (Limited)                                                   18%
 .............................................................................
Utilities                                                                  16%
 .............................................................................
U.S. Guaranteed                                                            12%
 .............................................................................
Housing (Single-Family)                                                    11%
-----------------------------------------------------------------------------




Portfolio Statistics
Share Class                                        A        B        C          R
---------------------------------------------------------------------------------
Inception Date                                  3/86     2/97    10/93       2/97
 .................................................................................
Net Asset Value                               $10.62   $10.62   $10.60   $  10.62
 .................................................................................
Fund Net Assets ($000)                                                   $199,088
 .................................................................................
Average Weighted Maturity (Years)                                           20.44
 .................................................................................
Average Weighted Duration (Years)                                            7.35
---------------------------------------------------------------------------------

Annualized Total Return2

Share Class                          A(NAV)  A(Offer)       B        C          R
---------------------------------------------------------------------------------
1-Year                                8.69%     4.13%    7.89%    8.09%      8.88%
 .................................................................................
5-Year                                5.74%     4.84%    5.12%    5.12%      5.79%
 .................................................................................
10-Year                               7.84%     7.38%    7.38%    7.23%      7.87%
---------------------------------------------------------------------------------

Tax-Free Yields

Share Class                          A(NAV)  A(Offer)       B        C          R
---------------------------------------------------------------------------------
Distribution Rate                     5.03%     4.82%    4.29%    4.47%      5.20%
 .................................................................................
SEC 30-Day Yield                      4.20%     4.02%    3.46%    3.65%      4.40%
 .................................................................................
Taxable Equivalent Yield/3/           6.59%     6.31%    5.43%    5.73%      6.91%
 .................................................................................

Index Comparison/4/

[Mountain Chart Appears Here]


             Nuveen Flagship        Nuveen Flagship
             North Carolina         North Carolina           Lehman Brothers
             Municipal Bond         Municipal Bond            Municipal Bond
               Fund (NAV)             Fund (Offer)                Index
5/88              10,000                  9,580                  10,000
5/89              11,476                 10,994                  11,149
5/90              12,068                 11,561                  11,965
5/91              13,189                 12,635                  13,171
5/92              14,414                 13,808                  14,466
5/93              16,092                 15,417                  16,195
5/94              16,298                 15,614                  16,595
5/95              17,512                 16,777                  18,107
5/96              18,154                 17,391                  18,934
5/97              19,567                 18,745                  20,505
5/98              21,268                 20,375                  22,430




-- Lehman Brothers Municipal Bond Index                             $22,430
-- Nuveen Flagship North Carolina Municipal Bond Fund (NAV)         $21,268
-- Nuveen Flagship North Carolina Municipal Bond Fund (Offer)       $20,375

Past performance is not predictive of future results.


1 The fund also paid shareholders taxable distributions in December of $0.0023 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 36.3%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship South Carolina Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Walt Parker discusses fund performance, the municipal market, and key investment strategies for the South Carolina fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review
Standard & Poor's upgraded the rating on South Carolina's general obligation bonds in 1996 in response to the state's careful and conservative approach to debt and financial operations. Since then, South Carolina's economy has continued to diversify into the services, trade, and tourism industries, offsetting a continuing decline in the once-robust textile industry. A tax incentive program has convinced more than 300 companies to relocate to rural areas of the state.

Financial operations remain healthy with low debt levels, but those levels may rise due to the state's significant infrastructure needs, estimated at $50 billion in the next 20 years.

Despite a positive long-term outlook for bond issues, expanding state coffers tightened bond supplies last year, and competition for existing issues was high. The resulting narrow spread between the yields on higher- and lower-quality bonds increased the challenge of identifying value in the marketplace.
In part because of the state's enormous population growth, many of the year's most attractive buying opportunities came from bond issues supporting essential services--including schools, roads, and water and sewer projects.

Fund Performance
The fund posted strong performance for the year, generating a total return of 9.95%, which is equivalent to a taxable return of 12.89% for investors in the 35.8% combined federal and state income tax bracket. The total return outpaced the return of 9.38% posted by the benchmark Lehman Brothers Municipal Bond Index and surpassed the Lipper peer group average return of 8.91% by more than 100 basis points. The South Carolina Municipal Bond Fund also ranked second of the 19 South Carolina municipal bond funds followed by Lipper. The fund also provided a competitive tax-free yield of 4.87%, which is equivalent to a taxable return of 7.59% for investors in the 35.8% combined federal and state income tax bracket.


Key Strategies
One of our key strategies during the year was to work toward a longer portfolio duration for the fund, which is a measure of price volatility in reaction to changes in interest rates. Longer duration funds are better able to participate in a market rally, but will suffer more during a market downturn. In addition, we used cash inflows to help diversify the portfolio among different sectors of the economy. In particular, we focused during the year on reducing the fund's holdings in the health care sector, while increasing our position in the bonds of the state's essential services, including water and sewer projects. We believe these bonds offered good values despite the lack of supply in the market.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 18% of the portfolio invested in limited tax obligation bond issues, 18% in general tax obligation issues, 15% in water and sewer bonds and 14% in health care debt.

Outlook for the Future
In the near future, we expect to see the state's growing population translate into increased general obligation debt. Until that happens, and until the yield spread between lower- and higher-quality bonds widens, we will continue to seek value and competitive yields from small, lower-rated but still investment-quality bond issues. Particular areas we will be monitoring include the more financially secure essential service issues. We will continue our focus on long-term value and income for shareholders, and expect that the fund's smaller size will make it easier to position the fund to take advantage of changes in the market.

Nuveen Flagship South Carolina Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)


[Bar Chart Appears here]

0.0415   6/97
0.0415   7/97
0.0415   8/97
0.0415   9/97
0.0415  10/97
0.0415  11/97
0.0415  12/97
0.04     1/98
0.04     2/98
0.04     3/98
0.04     4/98
0.04     5/98


Top 5 Sectors

Tax Obligation (Limited)                                                     18%
 ...............................................................................
Tax Obligation (General)                                                     18%
 ...............................................................................
Water and Sewer                                                              15%
 ...............................................................................
Health Care                                                                  14%
 ...............................................................................
Education and Civic Organizations                                            10%
-------------------------------------------------------------------------------

Portfolio Statistics

Share Class                                                         A       B        C         R
------------------------------------------------------------------------------------------------
Inception Date                                                   7/93    2/97     2/97      2/97
 ................................................................................................
Net Asset Value                                                 $9.97   $9.96   $ 9.96   $  9.97
 ................................................................................................
Fund Net Assets ($000)                                                                   $13,300
 ................................................................................................
Average Weighted Maturity (Years)                                                          19.74
 ................................................................................................
Average Weighted Duration (Years)                                                           8.24
------------------------------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                                           A(NAV)  A(Offer)      B        C         R
------------------------------------------------------------------------------------------------
1-Year                                                 9.95%     5.31%   9.17%    9.37%    10.10%
 ................................................................................................
3-Year                                                 7.22%     5.71%   6.51%    6.72%     7.32%
 ................................................................................................
Since Inception                                        6.15%     5.22%   5.49%    5.70%     6.21%
------------------------------------------------------------------------------------------------

Tax-Free Yields

Share Class                                           A(NAV)  A(Offer)      B        C         R
------------------------------------------------------------------------------------------------
Distribution Rate                                      4.81%     4.61%   4.10%    4.28%     5.06%
 ................................................................................................
SEC 30-Day Yield                                       4.87%     4.66%   4.14%    4.33%     5.09%
 ................................................................................................
Taxable Equivalent Yield/2/                            7.59%     7.26%   6.45%    6.74%     7.93%
------------------------------------------------------------------------------------------------

Index Comparison/3/

[Mountain Chart Appears Here]

         Nuveen Flagship       Nuveen Flagship       Lehman Brothers
         South Carolina        South Carolina           Municipal
         Bond Fund (NAV)      Bond Fund (Offer)        Bond Index
7/93         10,000                 9,580                10,000
5/94         10,014                 9,594                10,066
5/95         10,870                10,413                10,982
5/96         11,253                10,780                11,484
5/97         12,183                11,671                12,437
5/98         13,394                12,832                13,604

-- Lehman Brothers Municipal Bond Index                   $13,604
-- Nuveen Flagship South Carolina Bond Fund (NAV)         $13,394
-- Nuveen Flagship South Carolina Bond Fund (Offer)       $12,832

Past performance is not predictive of future results.

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35.8%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Tennessee Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Walt Parker discusses fund performance, the municipal market, and key investment strategies for the Tennessee fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review
In May 1998, Tennessee's municipal bond debt earned a credit upgrade to AAA from Standard & Poor's, joining the ranks of only six other states receiving the top credit quality rating. The credit upgrade reflects the state's rapid growth in population, employment and capital investments since 1990. As a result of that growth, state officials have worked hard to maintain revenues as service expenditures continue to increase. In addition, proactive cost-cutting measures, lower state health care costs, a low debt burden and diversifying economy contributed to the state's improved financial health. Overall, Tennessee's economy has moved away from dependence on apparel and textile manufacturing and now has almost equal distribution in manufacturing, service, trade, and government sectors.

Municipal bond supplies were strong last year, although narrow spreads between the yields on higher-and lower-quality bonds increased the challenge of identifying value in the markets. Attractive buying opportunities came from bond issues supporting essential services, as well as some pollution control bonds.

Fund Performance
For the year ended May 31, 1998, the fund posted a total return of 9.01%, which is equivalent to a taxable return of 11.91% for investors in the 35.1% combined federal and state income tax bracket. The fund outpaced its Lipper peer group average return of 8.88% for Tennessee municipal bond funds, and performed just slightly below the return of 9.38% for the Lehman Brothers Municipal Bond Index. In addition, the fund provided a tax-free yield of 4.19%, which is equivalent to a taxable return of 6.46% for investors in the 35.1% combined federal and state income tax bracket.

Key Strategies
One of our key strategies during the year was to work toward a longer duration for the fund, which is a measure of price volatility in reaction to changes in interest rates. Longer duration funds are better able to participate in a market rally, but will suffer more during a market downturn. Another strategy was to focus on reducing the fund's holdings in the housing sector, while increasing our position in bonds of the state's essential services. These bonds provided better yields and appreciation potential, which will help us support the dividend. In addition, we began to see improved protection against bond calls in several new issues, which reduces the likelihood that high-paying bonds will be called away if interest rates remain low. In the past, the high demand for Tennessee bonds meant that new bonds could be issued with less favorable call provisions. However, the increased supply of state bonds, particularly the more heavily issued essential services, forced issuers to provide more favorable structures such as increased call protection.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 18% of the portfolio invested in U.S. guaranteed securities, 15% in limited tax obligation issues, 13% in health care debt and 11% in utility bonds.

Outlook for the Future
On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds. Tom and his team believe the fund is well structured for a continued strong market. Until the yield spreads widen between lower- and higher-quality bonds, they will continue to seek out value from smaller bond issues. Particular areas they will be monitoring include essential service issues and bonds with favorable call structures. If the state's economy does slow as expected, they expect to see more supply and even more good buying opportunities in the year ahead.

                 Nuveen Flagship Tennessee Municipal Bond Fund
                 Performance Overview
                 As of May 31, 1998


------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares]
------------------------------------------------------------------

[BAR CHART APPEARS HERE]

0.049          6/97
0.049          7/97
0.049          8/97
0.049          9/97
0.049         10/97
0.049         11/97
0.049         12/97
0.047          1/98
0.047          2/98
0.047          3/98
0.047          4/98
0.047          5/98


------------------------------------------------------------------
Top 5 Sectors
------------------------------------------------------------------
U.S. Guaranteed                     18%
Tax Obligation (Limited)            15%
Health Care                         13%
Utilities                           11%
Tax Obligation (General)             7%
------------------------------------------------------------------

------------------------------------------------------------------
Portfolio Statistics
-------------------------------------------------------------------
Share Class                            A       B       C         R
-------------------------------------------------------------------
Inception Date                     11/87    2/97    10/93     2/97
Net Asset Value                   $11.46  $11.46   $11.45 $  11.44
Fund Net Assets ($000)                                    $305,213
Average Weighted Maturity (Years)                            19.40
Average Weighted Duration (Years)                             7.61
-------------------------------------------------------------------


------------------------------------------------------------------
Annualized Total Return/1/
-------------------------------------------------------------------
Share Class                  A(NAV)     A(Offer)    B      C      R
-------------------------------------------------------------------
1-Year                        9.01%     4.48%  8.21%  8.39%   9.20%
5-Year                        5.98%     5.08%  5.35%  5.38%   5.99%
10-Year                       7.95%     7.50%  7.48%  7.35%   7.96%

------------------------------------------------------------------
Tax-Free Yields
-------------------------------------------------------------------
Share Class                  A(NAV)  A(Offer)     B      C       R
-------------------------------------------------------------------
Distribution Rate             4.92%     4.72%  4.19%  4.35%   5.09%
SEC 30-Day Yield              4.19%     4.01%  3.45%  3.64%   4.39%
Taxable Equivalent Yield/2/   6.46%     6.18%  5.32%  5.61%   6.76%
-------------------------------------------------------------------

------------------------------------------------------------------
Index Comparison/3/
------------------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                               Nuveen Flagship
           Nuveen Flagship        Tennessee
             Tennessee            Municipal        Lehman Brothers
             Municipal            Bond Fund            Municipal
          Bond Fund (NAV)          (Offer)            Bond Index
5/88          10,000                9,580              10,000
5/89          11,391               10,912              11,149
5/90          11,992               11,488              11,965
5/91          13,143               12,591              13,171
5/92          14,281               13,681              14,466
5/93          16,080               15,405              16,195
5/94          16,329               15,643              16,595
5/95          17,643               16,902              18,107
5/96          18,310               17,541              18,934
5/97          19,722               18,894              20,505
5/98          21,504               20,601              22,430
------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants








To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust III:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Alabama Municipal Bond Fund, Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, Nuveen Flagship South Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund (collectively, the "Funds") (the six portfolios constituting the Nuveen Flagship Multistate Trust III (a Massachusetts business trust)), as of May 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Alabama Municipal Bond Fund, Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, Nuveen Flagship South Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund of the Nuveen Flagship Multistate Trust III as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Chicago, Illinois
July 17, 1998

               Portfolio of Investments
               Nuveen Flagship Alabama Municipal Bond Fund
               May 31, 1998


  Principal                                                                                     Optional Call                Market
     Amount    Description                                                                        Provisions*  Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods--3.4%

   $250,000    Tallassee, Alabama, Industrial Development Board, Revenue Refunding,               8/06 at 102         A1  $ 271,670
                 Dow/United Tech Composite Products, Series A, 6.100%, 8/01/14

-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations--12.3%

    495,000    The Board of Trustees of Alabama Agricultural and Mechanical                      11/05 at 102        AAA    511,518
                 University, Revenue Bonds, Series 1995, 5.500%, 11/01/20

    150,000    The Private Educational Building Authority of the City of Birmingham               6/06 at 102         A3    158,909
                 (Alabama), Birmingham-Southern College, Tuition Revenue Bonds, Series
                 1996, 6.000%, 12/01/21

    200,000    Troy, Alabama, State University, Troy State University/City of Troy                6/07 at 102        AAA    211,074
                 Project, 5.650%, 6/01/27

    110,000    University of South Alabama, University Revenues Refunding Tuition,                5/06 at 102        AAA    110,254
                 5.000%, 11/15/15
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products--7.5%

    100,000    The Industrial Development Board of the Town of Courtland, Alabama,                9/05 at 102       Baa1    108,825
                 Solid Waste Disposal Revenue Bonds (Champion International
                 Corporation Project), Series 1995A, 6.500%, 9/01/25
                 (Alternative Minimum Tax)

    500,000    The Industrial Development Board of the City of Phoenix City, Alabama,             4/08 at 102         A-    494,860
                 Environmental Improvement Revenue Refunding Bonds (Mead Coated
                 Board Project), Series 1998A, 5.300%, 4/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care--17.4%

    600,000    Alabama Special Care Facilities Financing Authority of Birmingham,                11/05 at 101        AA+    575,778
                 Hospital Revenue Bonds (Daughters of Charity National Health
                 System--Providence Hospital and St. Vincent's Hospital),
                 Series 19, 5.000%, 11/01/25

    150,000    The Special Care Facilities Financing Authority of the City of                     6/07 at 102        AAA    155,006
                 Birmingham, Childrens Hospital (Alabama), Health Care Facility
                 Revenue Bonds, Childrens Hospital, Series 1997, 5.500%, 6/01/22

    200,000    The Special Care Facilities Financing Authority of the City of                     8/05 at 102        AAA    213,536
                 Birmingham-Carraway, Revenue Bonds, Series 1995A (Carraway Methodist
                 Health Systems), 5.875%, 8/15/15

    100,000    The Colbert County-Northwest Alabama Health Care Authority, Health Care            6/05 at 102        AAA    106,579
                 Facilities Revenue Bonds, Series 1995 (Helen Keller Hospital),
                 5.750%, 6/01/15

    100,000    The Health Care Authority of Lauderdale County and the City of                     7/06 at 102        AAA    105,637
                 Florence, Alabama, Revenue Refunding Bonds, Series 1996 (Eliza Coffee
                 Memorial Hospital), 5.750%, 7/01/19

    150,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental            7/05 at 102        AAA    167,055
                 Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                 Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%, 7/01/24

     70,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental        8/05 at 101 1/2        AAA     76,243
                 Control Facilities Financing Authority, Hospital Revenue Refunding
                 Bonds, 1995 Series A, FHA Insured Mortgage-Doctor Pila Hospital Project,
                 5.875%, 8/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family--1.4%

     80,000    Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds            4/05 at 102        Aaa     84,865
                 (Collateralized Home Mortgage Revenue Bond Program), 1995 Series A-1,
                 6.400%, 10/01/20 (Alternative Minimum Tax)

     25,000    Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds            4/04 at 102        Aaa     26,862
                 (Collateralized Home Mortgage Revenue Bond Program), 1994 Series A-1,
                 6.600%, 4/01/19

               Portfolio of Investments
               Nuveen Flagship Alabama Municipal Bond Fund (continued) May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.5%

$   180,000    City of Mobile, Alabama, General Obligation Refunding Warrants,               2/06 at 102         AAA     $  191,839
                 Series 1996, 5.750%, 2/15/16

    200,000    Northport, Alabama, Series A, 5.700%, 3/01/21                                 3/06 at 102         AAA        210,688

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General
               Obligation Bonds):
    150,000      6.450%, 7/01/17                                                             7/04 at 102         AAA        170,184
    100,000      6.500%, 7/01/23                                                         7/04 at 101 1/2         AAA        113,722
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 8.3%

     50,000    Alabama Public School and College Authority, Refunding Bonds,                No Opt. Call          Aa         53,646
                 Series 1993A, 6.000%, 8/01/02

    600,000    Puerto Rico Highway and Transportation Authority, Highway Revenue         7/06 at 101 1/2           A        613,014
                 Bonds, Series Y of 1996, 5.500%, 7/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 6.5%

    200,000    Alabama State Docks Department, Docks Facilities Revenue Bonds,              10/06 at 102         AAA        219,096
                 Series 1996, 6.100%, 10/01/13 (Alternative Minimum Tax)

    200,000    Alabama State Docks Department, Docks Facilities Revenue Bonds,              10/07 at 102         AAA        202,784
                 Series 1997, 5.375%, 10/01/17 (Alternative Minimum Tax)

    100,000    The Huntsville-Madison County Airport Authority, Airport Revenue              1/07 at 102         AAA        101,202
                 Bonds, Series 1997, 5.400%, 7/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 2.7%

     25,000    The Health Care Authority of the City of Huntsville (Alabama),                6/04 at 102         AAA         28,392
                 Health Care Facilities Revenue Bonds, Series 1992-B, 6.500%,
                 6/01/13 (Pre-refunded to 6/01/04)

    165,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series             7/04 at 102     BBB+***        186,899
                 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.7%

    150,000    Clarke-Mobile Counties Gas District (Alabama), Gas Revenue Bonds,            12/06 at 102         AAA        157,536
                 Series 1996, 5.600%, 12/01/17

     90,000    City of Huntsville, Alabama, Electric System Revenue Warrants,               12/03 at 102          AA         98,779
                 Series 1994, 6.100%, 12/01/10

    200,000    The Utilities Board of the City of Oneonta (Alabama), Utility                11/06 at 102         AAA        207,216
                 Revenue Bonds, Series 1997, 5.500%, 11/01/23

    150,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly                No Opt. Call         AAA        157,136
                 Puerto Rico Commonwealth Water Resource Authority, Series Aa,
                 5.000%, 7/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 18.6%

     25,000    Alabama Water Pollution Control Authority, Revolving Fund Loan                8/05 at 100         AAA         28,102
                 Bonds, Series 1994, 6.750%, 8/15/17

    400,000    The Utilities Board of the City of Bayou La Batre (Alabama), Water            3/07 at 102          AA        417,244
                 and Sewer Revenue Refunding and Improvement Bonds, Series 1997,
                 5.750%, 3/01/27

    375,000    Cherokee County Water Authority, Alabama, Water Revenue Bonds,                4/07 at 102         AAA        398,610
                 Series 1997, 5.750%, 4/01/22

               Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series
                 1997-A:
    100,000      5.625%, 2/01/22                                                             2/07 at 101         AAA        104,783
    200,000      5.375%, 2/01/27                                                             2/07 at 100         AAA        203,100

    100,000    Jefferson County, Alabama, Sewer Revenue Warrants, Series 1997-D,             2/07 at 101         AAA        105,941
                 5.750%, 2/01/27

    100,000    Mobile Alabama Water and Sewer Commission, Water and Sewer Revenue,           1/05 at 102         AAA        106,248
                 Series 95, 5.500%, 1/01/10

    125,000    Prichard, Alabama, Waterworks and Sewer Board, Water and Sewer Revenue       11/04 at 102         AAA        138,150
                 Refunding, 6.125%, 11/15/14
-----------------------------------------------------------------------------------------------------------------------------------
$ 7,265,000    Total Investments - (cost $7,157,821) - 94.3%                                                              7,592,982
===========------------------------------------------------------------------------------------------------------------------------

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities - 3.7%

$   300,000    Columbia IDB (Alabama Power), Variable Rate Demand Bonds, 4.000%, 10/01/22+                       A-1     $  300,000
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                         157,437
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                         $8,050,419
               ====================================================================================================================

               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                  Portfolio of Investments
                  Nuveen Flagship Georgia Municipal Bond Fund
                  May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 0.4%

$   500,000    White County, Georgia, Development Authority, Industrial Development          6/02 at 102        BBB+     $  537,720
                 Revenue Refunding, Springs Industries, Inc., 6.850%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                 Consumer Staples - 3.7%

  2,000,000    Albany Dougherty Payroll Development Authority (Georgia), Solid Waste         5/08 at 101          AA      2,005,220
                 Disposal Revenue Bonds (The Procter and Gamble Paper Products Company
                 Project), 1998 Series, 5.300%, 5/15/26 (Alternative Minimum Tax) (DD)

  1,000,000    Development Authority of Cartersville (Georgia), Water and Wastewater         5/02 at 102          A+      1,091,160
                 Facilities Revenue Bonds, Series 1992 (Anheuser-Busch Project), 6.750%,
                 2/01/12 (Alternative Minimum Tax)

  2,000,000    Development Authority of Cartersville (Georgia), Sewage Facilities            5/07 at 101          A+      2,140,140
                 Refunding Revenue Bonds (Anheuser-Busch Project), Series 1997, 6.125%,
                 5/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.2%

  1,000,000    Private Colleges and Universities Authority (Georgia), Revenue Bonds         No Opt. Call         AAA      1,189,910
                 (Mercer University Project), Series 1991, 6.500%, 11/01/15

    500,000    Private Colleges and Universities Authority, Georgia, Revenue                 6/04 at 102         AAA        551,950
                 Refunding (Spelman College Project), 6.200%, 6/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 3.0%

  1,500,000    Brunswick and Glynn County (Georgia), Development Authority, Revenue          3/08 at 102        Baa2      1,515,345
                 Refunding Bonds, Series 1998 (Georgia Pacific Corporation Project),
                 5.550%, 3/01/26 (Alternative Minimum Tax)

  1,000,000    Savannah, Georgia, Economic Development Authority, Pollution Control         No Opt. Call          A1      1,134,870
                 Revenue Refunding, Union Camp Corporation Project, 6.150%, 3/01/17

    500,000    Wayne County Development Authority, Solid Waste Disposal Revenue Bonds        7/00 at 102        BBB+        539,790
                 (ITT Rayonier, Inc. Project), Series 1990, 8.000%, 7/01/15
                 (Alternative Minimum Tax)

  1,000,000    Wayne County Development Authority, Pollution Control Revenue                 5/03 at 102        BBB+      1,070,040
                 Refunding (ITT Rayonier Inc. Project), 6.100%, 11/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 8.9%

  3,000,000    Chatham County Hospital Authority (Savannah, Georgia), Hospital               1/07 at 102         AAA      3,026,550
                 Revenue Refunding and Improvement Bonds (Memorial Medical Center,
                 Inc.), Series 1996A, 5.250%, 1/01/16

    500,000    Hospital Authority of Cherokee County, Georgia, Revenue Certificates,        12/00 at 102         AAA        543,670
                 Tax Exempt Series 1990, 7.250%, 12/01/15

  1,000,000    Coffee County Hospital Authority (Georgia), Revenue Anticipation             12/06 at 102         N/R      1,041,600
                 Certificates (Coffee Regional Medical Center, Inc. Project), Series
                 1997A, 6.750%, 12/01/16

               Development Authority of the City of Dalton (Georgia), Revenue Certificates
                 (Hamilton Health Care System), Series 1996:
  2,000,000      5.500%, 8/15/26                                                            No Opt. Call         AAA      2,137,540
  2,000,000      5.250%, 8/15/26                                                             2/07 at 102         AAA      2,003,080

  2,000,000    Development Authority of the City of Dalton (Georgia), Revenue                2/08 at 101         Aaa      1,933,320
                 Certificates (Hamilton Health Care System), Series 1998, 5.000%, 8/15/28

  1,000,000    The Hospital Authority of Hall County and the City of Gainesville,           10/05 at 102         AAA      1,081,070
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare Project),
                 Series 1995, 6.000%, 10/01/20

  1,000,000    Hospital Authority of Gwinnett County, Georgia, Revenue Anticipation          9/07 at 101         AAA      1,001,600
                 Certificates (Gwinnett Hospital System, Inc. Project), Series 1997A,
                 5.250%, 9/01/27


Principal                                                                                  Optional Call                     Market
   Amount      Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 12.7%

$1,840,000     Housing Authority of the City of Augusta, Georgia, Mortgage Revenue           5/05 at 102          Aa     $1,952,295
                 Refunding Bonds, Series 1995A (FHA Insured Mortgage Loan--River Glen
                 Apartments Section 8 Assisted Project), 6.500%, 5/01/27

   755,000     Housing Authority of Clayton County (Georgia), Multifamily Housing           12/05 at 102         AAA        776,185
                 Revenue Bonds, Series 1995 (The Advantages Project), 5.700%, 12/01/16

 1,000,000     Housing Authority of the County of DeKalb, Georgia, Multifamily               1/05 at 102         AAA      1,094,200
                 Housing Revenue Bonds (The Lakes at Indian Creek Apartments Project),
                 Series 1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

 3,470,000     Housing Authority of the County of DeKalb, Georgia, Multifamily               1/06 at 102           A      3,670,046
                 Housing Revenue Bonds (Regency Woods I and II Project), Senior Series
                 1996A, 6.500%, 1/01/26

 4,000,000     Housing Authority of Fulton County, Georgia, Multifamily Housing              7/06 at 102           A      4,214,160
                 Revenue Bonds (Concorde Place Apartments Project), Series 1996A,
                 6.375%, 1/01/27 (Alternative Minimum Tax)

 4,715,000     Lawrenceville, Georgia, Housing Authority, Multifamily Revenue,               6/07 at 102         AAA      5,118,745
                 Knollwood Park Apartments Project, 6.250%, 12/01/29 (Alternative
                 Minimum Tax)

 1,300,000     Macon, Georgia, Housing Authority, Mortgage Revenue Refunding, The           10/04 at 102         Aaa      1,378,923
                 Vistas, Series A, 6.450%, 4/01/26

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 9.7%

               Housing Authority of Fulton County, Georgia, Single Family Mortgage
               Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1995 A:
   310,000       6.550%, 3/01/18 (Alternative Minimum Tax)                                   3/05 at 102         AAA        331,455
   105,000       6.600%, 3/01/28 (Alternative Minimum Tax)                                   3/05 at 102         AAA        110,766

               Housing Authority of Fulton County, Georgia, Single Family Mortgage
               Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
               Series 1996A:
   415,000       6.125%, 9/01/18 (Alternative Minimum Tax)                                   9/06 at 102         AAA        436,746
   655,000       6.200%, 9/01/27 (Alternative Minimum Tax)                                   9/06 at 102         AAA        690,508

               Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
               1994 Series A (FHA Insured or VA Guaranteed Mortgage Loans):
 1,215,000       6.500%, 12/01/17 (Alternative Minimum Tax)                                 12/04 at 102         AA+      1,297,681
   750,000       6.600%, 12/01/23 (Alternative Minimum Tax)                                 12/04 at 102         AA+        803,333

 1,000,000     Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          3/05 at 102         AA+      1,069,650
                 1995 Series A, Subseries A-2, 6.400%, 12/01/15 (Alternative Minimum Tax)

 2,500,000     Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/05 at 102         AA+      2,688,125
                 1995 Series B, Subseries B-2, 6.550%, 12/01/27 (Alternative Minimum Tax)

 3,355,000     Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/06 at 102         AA+      3,587,099
                 1996 Series A, Subseries A-2, 6.450%, 12/01/27 (Alternative Minimum Tax)

   225,000     Georgia Residential Finance Authority, Home Ownership Mortgage               12/99 at 103         AA+        235,771
                 Bonds, 1989 Series D (Conventional Mortgage Loans), 7.800%, 6/01/21
                 (Alternative Minimum Tax)

   285,000     Georgia Residential Finance Authority, Home Ownership Mortgage               12/00 at 103         AA+        300,855
                 Bonds, 1990 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                 7.750%, 6/01/18 (Alternative Minimum Tax)

 1,455,000     Georgia Residential Finance Authority, Home Ownership Mortgage               12/01 at 103         AA+      1,548,644
                 Bonds, 1991 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                 7.250%, 12/01/21 (Alternative Minimum Tax)

   750,000     Georgia Residential Finance Authority, Single Family Mortgage Bonds,         12/98 at 103         AA+        776,085
                 1988 Series B (FHA Insured or VA Guaranteed Mortgage Loans), 8.000%,
                 12/01/16

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 8.4%

               Peach County, Georgia, School District:

 1,015,000       6.300%, 2/01/14                                                             2/05 at 102         AAA      1,134,303
 3,810,000       6.400%, 2/01/19                                                             2/05 at 102         AAA      4,267,848

 4,870,000     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,            7/07 at 101 1/2           A      4,927,369
                       5.375%, 7/01/25

 1,500,000     Washington County, Georgia, School District, 6.875%, 1/01/14                  1/05 at 102         AAA      1,747,350

21

               Portfolio of Investments
               Nuveen Flagship Georgia Municipal Bond Fund (continued) May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 18.3%

 $  570,000    Development Authority of Burke County (Georgia), Industrial                   2/01 at 102           A    $   619,174
                Development Revenue Bonds (Georgia Safe Corporation Project),
                Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)

  1,150,000    Burke County Economic Development Authority (Georgia), Revenue Bonds         12/02 at 102           A      1,275,971
                (Ritz Instrument Transformers, Inc. Project), Series 1991A, 7.250%,
                12/01/11 (Alternative Minimum Tax)

  1,750,000    Association County Commissioners of Georgia Leasing Program (Butts           12/04 at 102         AAA      1,980,230
                County, Georgia Public Purpose Project), Series 1994, Certificates
                of Participation, 6.750%, 12/01/14

  1,000,000    The Hospital Authority of Clarke County, Georgia, Hospital Revenue            1/07 at 100         AAA        970,360
                Certificates (Athens Regional Medical Center Project), Series 1996,
                5.000%, 1/01/27

  1,215,000    Clayton County Solid Waste Management Authority (Georgia), Revenue            2/02 at 102          AA      1,308,361
                Bonds, Series 1992A, 6.500%, 2/01/12

  3,000,000    Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue         10/19 at 100         AAA      3,291,930
                Refunding Bonds, Series 1993, 5.625%, 10/01/26

    800,000    Downtown Marietta Development Authority (Georgia), Revenue Bonds,             1/02 at 102         Aaa        880,904
                Series 1992, 6.600%, 1/01/19

  1,000,000    Downtown Smyrna Development Authority (Georgia), Revenue Bonds,               2/05 at 102         AAA      1,151,260
                Series 1994, 6.600%, 2/01/17

  2,765,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            No Opt. Call         AA-      3,207,483
                Revenue Bonds, Refunding, Series N, 6.250%, 7/01/18

    500,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            No Opt. Call         AAA        584,315
                Revenue Bonds, Refunding, Series P, 6.250%, 7/01/20

               Puerto Rico Highway and Transportation Authority, Highway Revenue
               Bonds, Series Y of 1996:
  2,000,000      5.500%, 7/01/26                                                         7/06 at 101 1/2           A      2,043,380
  6,000,000      5.500%, 7/01/36                                                             7/16 at 100           A      6,288,300

    125,000    Puerto Rico Infrastructure Finance Authority, Series 1988A, 7.750%,           7/98 at 102        BBB+        127,866
                7/01/08

  1,055,000    Upper Oconee Basin Water Authority (Georgia), Revenue Bonds, Series           7/08 at 102         AAA      1,058,703
                1997, 5.250%, 7/01/27

  1,250,000    Hospital Authority of Ware County (Georgia), Revenue Anticipation             3/02 at 102         AAA      1,364,163
                Certificates, Series 1992A (Satilla Park Hospital), 6.625%, 3/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.7%

  1,000,000    City of Atlanta, Georgia, Airport Facilities Revenue Refunding                1/07 at 101         AAA      1,050,960
                Bonds, Series 1996, 5.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 19.6%

               Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial
               Medical Center, Inc.) (Savannah, Georgia), Series 1990A:
    100,000     7.000%, 1/01/10 (Pre-refunded to 1/01/01)                                    1/01 at 102         AAA       109,018
  1,130,000     7.000%, 1/01/21 (Pre-refunded to 1/01/01)                                    1/01 at 102         AAA     1,231,903

    505,000    Cherokee County, Water and Sewerage Authority (Georgia), Revenue             No Opt. Call         AAA       699,890
                Bonds, Series 1985, 9.750%, 8/01/09

  6,240,000    Development Authority of Colquitt County, Georgia, Subordinated Zero         No Opt. Call         Aaa     1,808,040
                Coupon Revenue Bonds (Southern Care Corporation Facility), Series
                1991C, 0.000%, 12/01/21

    500,000    Hospital Authority of Colquitt County, Georgia, Hospital Revenue              3/02 at 102         AAA       554,330
                Certificates, Series 1992, 6.700%,
                3/01/12 (Pre-refunded to 3/01/02)

  1,000,000    City of Conyers (Georgia), Water and Sewerage Revenue Bonds, Series           7/04 at 102         AAA     1,160,310
                1994A, 6.600%, 7/01/15

               Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia
               Baptist Health Care System Project), Series 1992A:
  3,000,000     6.250%, 9/01/13 (Pre-refunded to 9/01/02)                                    9/02 at 102     Baa1***     3,294,210
  2,600,000     6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                    9/02 at 102     Baa1***     2,867,540

  2,250,000    Fulco Hospital Authority, Refunding Revenue Anticipation                      9/02 at 102     Baa1***     2,481,525
                Certificates (Georgia Baptist Health Care System Project),
                Series 1992B, 6.375%, 9/01/22 (Pre-refunded to 9/01/02)

    500,000    City of Gainesville, Georgia, Water and Sewer Revenue Bonds, Series          11/00 at 102         AAA       546,950
                1990B, 7.200%, 11/15/10 (Pre-refunded to 11/15/00)

  1,855,000    Marietta Development Authority (Life College, Inc.), 7.250%,                 12/99 at 102         AAA     1,982,976
                12/01/19 (Pre-refunded to 12/01/99)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$ 1,200,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax             7/99 at 102         AAA     $1,266,828
                 Revenue Bonds, Series L, 7.200%, 7/01/20 (Pre-refunded to 7/01/99)

  1,650,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax             7/04 at 102         AAA      1,912,994
                 Revenue Bonds, Second Indenture Series, Series 1994A, 6.900%, 7/01/20
                 (Pre-refunded to 7/01/04)

    425,000    Puerto Rico Infrastructure Finance Authority, Series 1988A,                   7/98 at 102         BBB+***    434,907
                 7.750%, 7/01/08 (Pre-refunded to 7/01/98)

 10,800,000    Development Authority of Richmond County, Georgia, Subordinated              No Opt. Call         Aaa      3,129,300
                 Zero Coupon Revenue Bonds (Southern Care Corporation Facility),
                 Series 1991C, 0.000%, 12/01/21

  4,810,000    Richmond County Georgia Development Authority Revenue, 1st                   No Opt. Call         Aaa      1,393,698
                 Mortgage, Series A, 0.000%, 12/01/21

    500,000    Hospital Authority of Ware County (Georgia), Revenue Anticipation             3/01 at 102         AAA        535,945
                 Certificates, Series 1991, 7.125%, 3/01/15 (Pre-refunded to 3/01/01)

  8,800,000    Washington, Georgia, Wilkes Payroll Development Authority, Series            No Opt. Call         Aaa      2,549,800
                 C, 0.000%, 12/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 8.9%

  1,800,000    Development Authority of Appling County (Georgia), Pollution                  1/04 at 101         AAA      2,028,330
                 Control Revenue Bonds (Oglethorpe Power Corporation Hatch Project),
                 Series 1994, 7.150%, 1/01/21

  1,500,000    Municipal Electric Authority of Georgia, General Power Revenue                1/15 at 100           A      1,710,825
                 Bonds, 1992B Series, 6.375%, 1/01/16

               Municipal Electric Authority of Georgia, Power Revenue Bonds,
                 Series Z:
  1,000,000      5.500%, 1/01/12                                                             1/10 at 100         AAA      1,074,420
  1,000,000      5.500%, 1/01/20                                                            No Opt. Call         AAA      1,064,150

               Development Authority of Monroe County (Georgia), Pollution Control
                 Revenue Bonds (Oglethorpe Power Corporation Scherer Project),
                 Series 1992A,
    500,000      6.750%, 1/01/10                                                            No Opt. Call           A        588,065
  1,000,000      6.800%, 1/01/12                                                            No Opt. Call           A      1,186,960

  2,000,000    Municipal Electric Authority, Georgia, Project One, Series A,                 1/07 at 101         AAA      2,008,840
                 Refunding, 5.125%, 1/01/16

  1,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series             7/04 at 100         BBB+     1,267,338
                 T, 5.500%, 7/01/20

  1,500,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly                No Opt. Call         AAA        588,720
                 Puerto Rico Commonwealth Water Resource Authority, Capital
                 Appreciation Refunding, Series N, 0.000%, 7/01/17

  3,000,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly                No Opt. Call         AAA      1,177,440
                 Puerto Rico Commonwealth Water Resource Authority, Series O,
                 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- 4.2%

               City of Brunswick, Georgia, Water and Sewerage Revenue Refunding and
                 Improvement Bonds, Series 1992:
    500,000      6.000%, 10/01/11                                                           No Opt. Call         AAA        568,369
    400,000      6.100%, 10/01/19                                                           No Opt. Call         AAA        460,103

  2,000,000    Cherokee County (Georgia), Water and Sewerage Authority, Water and           No Opt. Call         AAA      2,157,179
                 Sewerage Revenue Refunding and Improvements Bonds, Series
                 1993, 5.500%, 8/01/23

                                      23

                    Portfolio of Investments
                    Nuveen Flagship Georgia Municipal Bond Fund (continued) May 31, 1998

   Principal                                                                          Optional Call                          Market
      Amount   Description                                                              Provisions*        Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$  1,500,000   Henry County, Georgia, and Henry County Water and Sewerage              No Opt. Call              AAA   $  1,739,459
                 Authority, Water and Sewerage Revenue Bonds, Series 1996,
                 6.150%, 2/01/20

   1,000,000   City of Milledgeville (Georgia), Water and Sewerage Revenue and         No Opt. Call              AAA      1,132,829
                 Refunding Bonds, Series 1996, 6.000%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
$157,790,000   Total Investments - (cost $130,363,178) - 99.7%                                                          142,619,268
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.3%                                                                         459,143
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $143,078,411
               ====================================================================================================================

     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     (DD) Security purchased on a delayed delivery basis (note 1).
     ------------------------------------------------------------

     N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Louisiana Municipal Bond Fund
May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials -- 1.5%

$ 1,500,000     Saint Charles Parish, Louisiana, Pollution Control Revenue, Union           11/02 at 102         BBB     $1,664,550
                  Carbide Project, 7.350%, 11/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations -- 4.5%
    750,000     Louisiana Public Facilities Authority, Revenue Refunding, Loyola            10/99 at 102          A+        797,370
                  University Project Series, 1989, A, 7.250%, 10/01/09

    380,000     Louisiana Public Facilities Authority, Revenue Refunding, College and        4/02 at 102          A+        419,763
                  University, Loyola University,  6.750%, 4/01/10

    775,000     Louisiana Public Facilities Authority, Student Loan Revenue Bonds,          No Opt. Call         Aaa        822,461
                  6.600%, 3/01/03 (Alternative Minimum Tax)

  1,000,000     Louisiana Public Facilities Authority, Revenue Bonds, Tulane                12/07 at 102         AAA      1,049,430
                  University of Louisiana, 5.600%, 12/15/27

  1,000,000     Louisiana Public Facilities Authority, Revenue and Refunding Bonds           9/07 at 102         AAA      1,002,440
                  (Xavier University of Louisiana Project), Series 1997, 5.250%, 9/01/27

  1,000,000     Louisiana Public Facilities Authority, Revenue and Refunding Bonds           2/08 at 102         AAA        969,850
                  (Dillard University Project), Series 1998, 5.000%, 2/01/28
-----------------------------------------------------------------------------------------------------------------------------------
                Energy -- 4.9%

  1,000,000     Lake Charles, Louisiana, Harbor and Terminal District Port Facilities       12/02 at 102         BBB      1,103,480
                  Revenue Refunding, Occidental Petroleum Corporation, 7.200%, 12/01/20

    500,000     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue          9/01 at 102           A        547,465
                  Refunding, Loop Inc., First Stage, Series B, 7.200%, 9/01/08

    475,000     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue          9/00 at 102           A        515,917
                  Refunding, First Stage, Series E, Loop Inc., 7.600%, 9/01/10

  3,150,000     St. Bernard Parish, Louisiana, Exempt Facility Revenue, Mobil Oil           11/06 at 102          AA      3,364,767
                  Corporation Project, 5.900%, 11/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products -- 4.4%

  1,640,000     Parish of DeSoto, Louisiana, Environmental Improvement Revenue               6/05 at 102         A-       1,816,005
                  Refunding Bonds, 1995 Series B (International Paper Company
                  Project), 6.550%, 4/01/19 (Alternative Minimum Tax)

  3,000,000     Natchitoches Parish, Louisiana, Solid Waste Disposal Revenue,               12/03 at 102         A-       3,116,010
                  Willamette Industries Project, 5.875%, 12/01/23
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care -- 17.7%

                Louisiana Public Facilities Authority, Hospital Revenue Refunding,
                Lafayette General Medical Center Project:
  1,000,000       6.400%, 10/01/12                                                          10/02 at 102         AAA      1,085,300
  2,000,000       6.500%, 10/01/22                                                          10/02 at 102         AAA      2,184,740

  1,000,000     Louisiana Public Facilities Authority, Hospital Revenue, Our Lady Of        12/03 at 102         AAA      1,048,120
                  The Lake Regional Medical Center, 5.900%, 12/03/21

  1,000,000     Louisiana Public Facilities Authority, Hospital Revenue Refunding,           7/07 at 101         AAA      1,009,800
                  Womans Hospital Foundation Project, 5.375%, 10/01/22

  1,325,000     Louisiana Public Facilities Authority, Revenue Bonds, Series 1992-B          5/02 at 102         AAA      1,437,320
                  (Alton Ochsner Medical Foundation Project), 6.500%, 5/15/22

  3,400,000     Louisiana Public Facilities Authority, Revenue Refunding, Health            No Opt. Call         AA+      3,382,490
                  Facilities, Sisters of Mercy, Series A, 5.000%, 6/01/19


Portfolio of Investments
Nuveen Flagship Louisiana Municipal Bond Fund (continued)
May 31, 1998



  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$ 2,500,000     Louisiana Public Facilities Authority, Revenue Bonds (General Health,       11/04 at 102         AAA     $2,781,550
                  Inc. Project), Series 1994, 6.375%, 11/01/24

    500,000     Louisiana Public Facilities Authority, Mary Bird Perkins Cancer Center,      1/05 at 102         AAA        551,215
                 6.200%, 1/01/19

  2,180,000     St. Tammany Parish Hospital Service District No. 2, State of Louisiana,     10/04 at 102         AAA      2,408,355
                  Hospital Revenue Bonds, Series 1994, 6.250%, 10/01/14

    885,000     Hospital Service District No. 1 of the Parish of Tangipahoa, State of        2/04 at 102         AAA        970,783
                  Louisiana, Hospital Revenue Bonds (Series 1994), 6.250%, 2/01/24

  3,000,000     Hospital Service District No. 1 of the Parish of Terrebonne, State of        4/08 at 102         AAA      3,027,270
                  Louisiana Hospital Revenue and Refunding Bonds (Terrebonne General
                  Medical Center Project), Series 1998, 5.375%, 4/01/28
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 1.9%

    750,000     Lake Charles, Louisiana, Non Profit Housing Development Corporation         No Opt. Call         AAA        755,813
                  Mortgage Revenue Refunding, Chateau Project, Series A, 7.875%, 2/15/25

    735,000     Louisiana Public Facilities Authority, Walmsley Housing Corporation,        No Opt. Call         AAA        796,799
                  Series A, 7.500%, 6/01/21

    500,000     Louisiana Public Facilities Authority, Multifamily Housing, National        11/01 at 102          AA        540,005
                  Housing Corporation,  7.750%, 11/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 11.8%

  1,255,000     East Baton Rouge Mortgage Finance Authority, Single Family Mortgage          8/00 at 102         Aaa      1,316,683
                  Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series
                  1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)

  2,235,000     East Baton Rouge Mortgage Finance Authority, Single Family Mortgage         10/07 at 102         Aaa      2,315,214
                  Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                  Program), Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)

    330,000     Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds,      6/05 at 102         Aaa        352,176
                  Series 1995A-2, 6.550%, 12/01/26 (Alternative Minimum Tax)

                Louisiana Housing Finance Agency, Mortgage Revenue Refunding,
                Single Family, Series B 2:
  1,000,000       5.600%, 6/01/17 (Alternative Minimum Tax)                                  6/07 at 102         Aaa      1,020,590
  2,500,000       5.750%, 6/01/28 (Alternative Minimum Tax)                                  6/07 at 102         Aaa      2,553,150

  2,505,000     Louisiana Housing Finance Agency, Mortgage Revenue Refunding, Single        12/07 at 102         Aaa      2,560,010
                  Family, Series C 1, 5.750%, 12/01/28 (Alternative Minimum Tax)

    530,000     New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage      1/00 at 102         Aaa        552,742
                  Revenue, Series C 1, 7.750%, 12/01/22 (Alternative Minimum Tax)

                New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage
                Revenue, Series A:

  1,000,000       6.100%, 12/01/29 (Alternative Minimum Tax)                                12/06 at 102         Aaa      1,047,390
  1,000,000       5.850%, 12/01/30 (Alternative Minimum Tax)                                12/07 at 102         Aaa      1,030,400

    236,046     St. Bernard Parish, Louisiana, Home Mortgage Authority, Single Family       No Opt. Call          A1        260,866
                  Mortgage Revenue Refunding, Series A, 8.000%, 3/25/12

    125,265     St. Mary, Louisiana, Public Tollroad Financing Authority, Single Family     No Opt. Call         Aaa        139,774
                  Revenue Refunding, Mortgage, Series A, 7.625%, 3/25/12
-----------------------------------------------------------------------------------------------------------------------------------
                Long Term Care -- 4.7%

  3,000,000     Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA               9/05 at 103         AAA      3,330,180
                  Collateralized Mortgage Loan -- St. Dominic Assisted Care Facility),
                  Series 1995, 6.950%, 9/01/36

  1,740,000     Louisiana Housing Finance Agency, Mortgage Revenue Bonds, Villa Maria        1/04 at 101         AAA      1,881,671
                  Retirement Center Project,  7.100%, 1/20/35
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 14.2%

    500,000     Louisiana State, Refunding, Series B 5.625%, 8/01/13                        No Opt. Call         AAA        545,185

                New Orleans, Louisiana, Refunding:
  2,000,000       0.000%, 9/01/10                                                           No Opt. Call         AAA      1,129,080
  5,785,000       0.000%, 9/01/16                                                           No Opt. Call         AAA      2,310,992


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

 $2,000,000    Orleans Levee District (A Political Subdivision of the State of              12/05 at 103          AAA    $2,186,880
                 Louisiana), Levee Improvement Bonds, Series 1986, Serial and
                 Term Trust Receipts Series 1995A, 5.950%, 11/01/14

  3,000,000    Orleans Parishwide School District, General Obligation Bonds, Series          3/06 at 100          AAA     2,948,370
                 1996, 5.000%, 9/01/20

  1,000,000    Orleans Parishwide School District, General Obligation School Bonds,          3/08 at 100          Aaa       985,580
                 Series 1998A, 5.125%, 9/01/22

 13,875,000    Orleans Parish, Louisiana, School Board Refunding, 0.000%, 2/01/15           No Opt. Call          AAA     5,800,583
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 12.1%

    750,000    Parish of East Baton Rouge, Louisiana, Public Improvement Sales          02/03 at 101 1/2          AAA       728,738
                 Tax Bonds, Series ST-1993A, 4.900%, 2/01/18

  1,000,000    Jefferson Sales Tax District, Parish of Jefferson, State of                  12/02 at 100          AAA     1,105,410
                 Louisiana, Special Sales Tax Revenue Bonds, Series 1991B,
                 6.750%, 12/01/06

  2,000,000    Sales Tax School Bonds Refunding, Series 1998, School Board of the           No Opt. Call          AAA     1,198,260
                 Parish of Jefferson, State of Louisiana, 0.000%, 3/01/09

  1,530,000    Lafayette Parish, Louisiana, School Board Sales Tax Revenue,                  4/04 at 101          AAA     1,522,717
                 4.875%, 4/01/13

    685,000    Louisiana Public Facilities Authority, Revenue Refunding Bonds            8/99 at 101 1/2          AAA       723,655
                 (Jefferson Parish Eastbank Office Building Project), Series
                 1989, 7.700%, 8/01/10

  1,000,000    City of New Orleans, State of Louisiana, Refunding Certificates of           12/08 at 102          AAA     1,003,690
                 Indebtedness, Series 1998B, 5.000%, 12/01/12

  1,500,000    Office Facilities Corporation, A Louisiana Non Profit Corporation,           12/01 at 103         BBB+     1,685,040
                 Capital Facilities, 7.750%, 12/01/10

    750,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100            A       786,038
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

    250,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed,               7/07 at 101 1/2            A       249,655
                 Government Facilities, Series B, 5.250%, 7/01/21

  1,500,000    Saint John Baptist Parish, Louisiana, Sales Tax District                     12/99 at 103          Baa     1,608,105
                 Refunding, Series ST 1989, 7.800%, 12/01/14

  2,995,000    City of Shreveport, State of Louisiana, Certificates of                      10/09 at 102          AAA     2,962,894
                 Indebtedness, Series 1998-A, 5.000%, 10/01/16 (WI)
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 2.4%

    505,000    New Orleans, Louisiana, Aviation Board Revenue, Series B 1,                  10/07 at 102          AAA       514,807
                 5.450%, 10/01/27 (Alternative Minimum Tax)

  2,140,000    City of Shreveport, State of Louisiana, Airport System Revenue                1/08 at 102          AAA     2,142,632
                 Bonds, Series 1997A, 5.375%, 1/01/28 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 11.4%

    745,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding            No Opt. Call          AAA       917,006
                 Bonds (Southern Baptist Hospitals, Inc. Project), Series 1986,
                 8.000%, 5/15/12

  1,125,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds                10/02 at 102           A3     1,278,754
                 (Woman's Hospital Foundation Project), Series 1992, 7.250%,
                 10/01/22

    500,000    Louisiana Public Facilities Authority, Revenue Refunding, Sisters             6/99 at 102          Aaa       527,295
                 of Mercy, Series B, 7.375%, 6/01/19 (Pre-refunded to 6/01/99)

 10,000,000    Louisiana Public Facilities Authority, Series B, 0.000%, 12/01/19            No Opt. Call          AAA     3,305,000

  1,000,000    Louisiana State General Obligation Bonds, Series 1990, 7.125%,                9/00 at 102          Aaa     1,086,510
                 9/01/10 (Pre-refunded to 9/01/00)

    525,000    Louisiana State Offshore Terminal Authority, Deepwater Port                   9/00 at 102       N/R***       574,670
                 Revenue Refunding, First Stage, Series E, Loop Inc, 7.600%,
                 9/01/10 (Pre-refunded to 9/01/00)

  2,750,000    City of New Orleans Audubon Park Commission, Aquarium Revenue                 4/02 at 102       N/R***     3,164,123
                 Bonds, Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

  1,400,000    Ouachita Parish, Louisiana, Hospital Service District No. 1                   7/01 at 102         A***     1,560,762
                 Revenue, Glenwood Regional Medical Center, 7.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

    250,000    Shreveport, Louisiana, Home Mortgage Authority, Single Family                No Opt. Call          Aaa       282,778
                 Mortgage Revenue, Series A, 6.750%, 9/01/10

               Portfolio of Investments
               Nuveen Flagship Louisiana Municipal Bond Fund (continued) May 31, 1998

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 7.1%

$   3,000,000  Lake Charles, Louisiana, Harbor and Terminal District Port                    8/02 at 103          A3   $  3,438,300
                 Facilities Revenue Refunding, Trunkline LNG Company Project,
                 7.750%, 8/15/22

      250,000  Puerto Rico Electric Power Authority, Power Revenue Refunding                 7/05 at 100        BBB+        250,135
                 Bonds, Series Z, 5.250%, 7/01/21

               Saint Charles Parish, Louisiana, Environmental Improvement Revenue,
               Louisiana Power and Light Company Project, Series A:
    1,000,000    6.200%, 5/01/23 (Alternative Minimum Tax)                                  11/02 at 102         BBB      1,047,960
    1,000,000    6.375%, 11/01/25 (Alternative Minimum Tax)                                 11/00 at 102        BBB-      1,040,199

      500,000  Saint Charles Parish, Louisiana, Pollution Control Revenue,                  12/99 at 103        Baa3        539,439
                 Louisiana Power and Light, 8.000%, 12/01/14

    1,500,000  St. Charles Parish, Louisiana, Solid Waste Disposal Revenue,                 12/02 at 102         BBB      1,640,069
                 Louisiana Power and Light Company Project, Series A, 7.000%,
                 12/01/22 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- 1.5%

    1,500,000  Louisiana Public Facilities Authority, Revenue Bonds, Series                  2/03 at 101         AA-      1,631,624
                 1992, Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$ 126,211,311  Total Investments -- (cost $102,640,777) -- 100.1%                                                       111,952,849
=============----------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities -- 0.8%

$     900,000  St. Charles Parish (Shell Oil), Variable Rate Demand Bonds,                                      A-1+        900,000
                 4.000%, 10/01/25+
=============----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- (0.9)%                                                                   (1,000,674)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                      $111,852,175
               ====================================================================================================================

             * Optional Call Provisions (not covered by the report of
               independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

           *** Securities are backed by an escrow or trust containing sufficient
               U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

           N/R Investment is not rated.

          (WI) Security purchased on a when-issued basis (note 1).

             + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

               Portfolio of Investments
               Nuveen Flagship North Carolina Municipal Bond Fund
               May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 5.7%

               North Carolina Educational Facilities Finance Agency, Revenue Bonds (High
               Point College Project), Series 1989:
$   165,000      7.050%, 12/01/05                                                           12/00 at 102          A3     $  174,468
    175,000      7.100%, 12/01/06                                                           12/00 at 102          A3        185,168

  4,220,000    North Carolina Educational Facilities Finance Agency, Revenue                10/06 at 102         AA+      4,204,175
                 Refunding, Duke University Project, Series B,  5.000%, 10/01/17

  1,250,000    North Carolina Educational Facilities Finance Agency, Revenue Bonds          11/07 at 102          AA      1,245,338
                 (Wake Forest University), Series 1997, 5.000%, 11/01/17

  1,000,000    State of North Carolina Education Assistance Authority (A Political           7/05 at 102           A      1,080,850
                 Subdivision of the State of North Carolina), Guaranteed Student Loan
                 Revenue Bonds, 1995 Series A (Subordinate Lien), 6.300%, 7/01/15
                 (Alternative Minimum Tax)

    295,000    University of North Carolina, Chapel Hill Revenue, Student Fee,               6/01 at 102         AA+        324,757
                 Student Recreation Center, 7.000%, 6/01/08

               University of North Carolina, Chapel Hill Revenue Refunding, Utilities
               System:
  4,000,000      0.000%, 8/01/15                                                            No Opt. Call          AA      1,713,000
  4,265,000      0.000%, 8/01/18                                                            No Opt. Call          AA      1,553,398
  2,750,000      0.000%, 8/01/20                                                            No Opt. Call          AA        902,275
-----------------------------------------------------------------------------------------------------------------------------------
               Energy -- 0.6%

  1,100,000    New Hanover County, North Carolina, Industrial Facilities and                 7/02 at 102         BBB      1,185,151
                 Pollution Control Financing Authority, Revenue Refunding, Occidental
                 Petroleum, 6.700%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products -- 9.4%

  1,400,000    The Haywood County Industrial Facilities and Pollution Control                9/05 at 102        Baa1      1,504,650
                 Financing Authority (North Carolina), Series 1995, Environmental
                 Improvement Revenue Bonds (Champion International Corporation Project),
                 6.250%, 9/01/25 (Alternative Minimum Tax)

  4,000,000    The Haywood County Industrial Facilities and Pollution Control               10/03 at 102        Baa1      4,079,280
                 Financing Authority (North Carolina), Solid Waste Disposal Revenue
                 Bonds (Champion International Corporation Project), Series 1993,
                 5.500%, 10/01/18 (Alternative Minimum Tax)

  3,100,000    The Haywood County Industrial Facilities and Pollution Control                3/06 at 102        Baa1      3,271,058
                 Financing Authority, Variable Rate Demand Pollution Control Refunding
                 Revenue Bonds (Champion International Corporation Project),
                 6.000%, 3/01/20

               Martin County, North Carolina, Industrial Facilities and Pollution Control
               Financing Authority, Solid Waste Disposal Revenue Bonds (Weyerhaeuser
               Company Project):
  1,900,000      7.250%, 9/01/14  (Alternative Minimum Tax)                                  9/01 at 103           A      2,096,536
  6,000,000      6.800%, 5/01/24  (Alternative Minimum Tax)                                  5/04 at 102           A      6,686,100

  1,000,000    Martin County, North Carolina, Industrial Facilities and Pollution           11/05 at 102           A      1,055,520
                 Control Financing Authority, Solid Waste Disposal Revenue Bonds,
                 Series 1995 (Weyerhaeuser Company Project), 6.000%, 11/01/25
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 17.9%

               The Charlotte-Mecklenburg Hospital Authority (North Carolina), Health Care
               System Revenue Refunding Bonds, Series A:
  5,300,000      5.750%, 1/15/21                                                             1/06 at 102          AA      5,592,189
  5,500,000      5.875%, 1/15/26                                                             1/06 at 102          AA      5,881,205

  6,000,000    The Charlotte-Mecklenburg Hospital Authority (North Carolina), Health         1/07 at 102          AA      5,930,760
                 Care System Revenue Bonds, Series 1997A, Doing Business as Carolina
                 Healthcare System, 5.125%, 1/15/22


Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------

                Health Care (continued)

$ 1,000,000     North Carolina Medical Care Commission, Hospital Revenue Bonds (Annie        2/02 at 102        Baa3     $1,130,650
                  Penn Memorial Hospital Project), Series 1991, 7.500%, 8/15/21

                North Carolina Medical Care Commission, Hospital Revenue, Halifax
                Memorial Hospital Project:
  1,275,000       6.750%, 8/15/14                                                            8/02 at 102        Baa1      1,372,563
  1,000,000       6.750%, 8/15/24                                                            8/02 at 102        Baa1      1,077,310

  2,200,000     North Carolina Medical Care Commission, Hospital Revenue, Roanoke,          10/99 at 102        BBB+      2,318,382
                  Chowan Hospital Project, 7.750%, 10/01/19

  3,400,000     North Carolina Medical Care Commission, Hospital Revenue, Community         10/00 at 102         BBB      3,769,614
                  General Hospital Of Thomasville, 8.100%, 10/01/15

  2,500,000     Northern Hospital District, Surry County, North Carolina, Health Care       10/01 at 102         BBB      2,736,350
                  Facilities Revenue Refunding, 7.875%, 10/01/21

  5,750,000     Board of Governors of The University of North Carolina, University of        2/06 at 102          AA      5,771,218
                  North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 1996,
                  5.250%, 2/15/26
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 1.0%

  1,340,000     City of Asheville, North Carolina, Housing Authority,                       11/07 at 102         AAA      1,382,022
                  Multifamily Revenue Bonds, Series 1996 (GNMA Collateralized -
                  Woodridge Apartments),  5.750%, 11/20/29 (Alternative Minimum Tax)

    620,000     North Carolina Housing Finance Agency, Multifamily Revenue                   7/02 at 102          AA        663,884
                  Refunding Bonds (1992 Refunding Bond Resolution), Series
                  B, 6.900%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 10.6%

    245,000     North Carolina Housing Finance Agency, Single                                9/98 at 102          AA        250,738
                  Family Revenue, Series E, 8.125%, 9/01/19

    645,000     North Carolina Housing Finance Agency, Single                                3/02 at 100          AA        659,248
                  Family Revenue, Series G, 7.800%, 3/01/21

    795,000     North Carolina Housing Finance Agency, Single Family Revenue,                3/01 at 102          AA        848,217
                  Series O, 7.600%, 3/01/21 (Alternative Minimum Tax)

                North Carolina Housing Finance Agency, Single Family Revenue, Series Y:
  2,000,000       6.300%, 9/01/15                                                            9/04 at 102          AA      2,147,240
  1,845,000       6.350%, 3/01/18                                                            9/04 at 102          AA      1,979,556

  1,910,000     North Carolina Housing Finance Agency, Single Family Revenue,                9/05 at 102          AA      2,037,015
                  Series BB, 6.500%, 9/01/26 (Alternative Minimum Tax)

  3,500,000     North Carolina Housing Finance Agency, Single Family Refunding,              3/05 at 102          AA      3,675,525
                  Series DD, 6.200%, 9/01/27 (Alternative Minimum Tax)

  4,360,000     North Carolina Housing Finance Agency, Single Family, Series                 3/06 at 102          AA      4,597,707
                  LL,  6.200%, 3/01/26 (Alternative Minimum Tax)

  4,000,000     North Carolina Housing Finance Agency, Single Family, Series             3/07 at 101 1/2          AA      4,131,840
                  RR,  5.850%, 9/01/28 (Alternative Minimum Tax)

    680,000     Winston Salem, North Carolina, Single Family Mortgage Revenue,               9/00 at 102          A1        708,240
                  8.000%, 9/01/07  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other -- 0.8%

  1,400,000     Gaston County, North Carolina, Industrial Facilities and                    11/01 at 103         N/R      1,524,908
                  Pollution Control Financing Authority, Industrial Development
                  Revenue Bonds, Series 1985 (ABB-Combustion Engineering Inc.),
                  8.850%, 11/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 0.1%

    220,000     Puerto Rico Commonwealth, Refunding, 8.000%, 7/01/07                         7/98 at 102           A        225,124
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 17.8%

    500,000     City of Asheville, North Carolina, Certificates of Participation, Series     2/02 at 102          A1        534,570
                  1992,  6.500%, 2/01/08

  1,000,000     City of Asheville, North Carolina, Certificates of                           6/07 at 101         AAA        995,660
                  Participation, Series 1997A, 5.125%, 6/01/18

                City of Charlotte, North Carolina, General Obligation
                Water and Sewer Bonds, Series 1995A:
    500,000       5.400%, 4/01/19                                                            4/05 at 102         AAA        521,525
  3,445,000       5.400%, 4/01/20                                                            4/05 at 102         AAA      3,585,142



  Principal                                                                                Optional Call                      Market
     Amount    Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)
$ 4,000,000    Cumberland County Finance Corporation, North Carolina,                       12/08 at 102         AAA     $ 3,833,040
                 Installment Payment Revenue Bonds (Public Building and
                 Equipment Projects), Series 1998, 4.750%, 12/01/17

    600,000    City of Durham, North Carolina, Certificates of Participation                 6/05 at 102          AA         640,290
                 Series 1995, 5.800%, 6/01/15

               County of Harnett, North Carolina, Certificates of Participation,
               Series 1994 (Harnett County Projects):
  1,000,000      6.200%, 12/01/06                                                           12/04 at 102         AAA       1,117,150
  1,750,000      6.200%, 12/01/09                                                           12/04 at 102         AAA       1,960,298
    500,000      6.400%, 12/01/14                                                           12/04 at 102         AAA         560,550

               Pitt County, North Carolina, Certificates of Participation, Pitt
               County Public Facilities, Series A:
  1,250,000      5.550%, 4/01/12                                                             4/07 at 102         AAA       1,329,075
  1,000,000      5.850%, 4/01/17                                                             4/07 at 102         AAA       1,080,130

 10,000,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A      10,480,500
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

    555,000    Puerto Rico Infrastructure Financing Authority, Series 1988A,                 7/98 at 102        BBB+         567,726
                 7.750%, 7/01/08

  1,750,000    Puerto Rico Infrastructure Financing Authority, Special Tax                   1/08 at 101         AAA       1,723,138
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/28

  1,000,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed                   No Opt. Call           A       1,062,300
                 Refunding, Series L, 5.500%, 7/01/21

    605,000    Ramseur, North Carolina, Refunding, 5.750%, 6/01/22                           6/07 at 102         N/R         630,104

    715,000    Stokes County, North Carolina, Certificates of Participation,                 3/01 at 102         AAA         780,001
                 7.000%, 3/01/06

  1,410,000    County of Union, North Carolina, Certificates of Participation,               4/03 at 102         AAA       1,543,217
                 Series 1992, 6.375%, 4/01/12

  2,375,000    Winston Salem, North Carolina, Special Obligation, Solid Waste                4/05 at 102          AA       2,451,974
                 Management Project, 5.500%, 4/01/16
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 12.1%

    140,000    Asheville, North Carolina, Housing Development Corporation, First            11/09 at 100      N/R***         187,726
                 Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded to 11/01/09)

  1,500,000    County of Buncombe, North Carolina, Certificates of Participation            12/02 at 102         Aa3       1,651,935
                 (1992 Buncombe County Project), 6.625%, 12/01/10

  1,900,000    Craven Regional Medical Authority (North Carolina), Insured                  10/00 at 102         AAA       2,071,418
                 Health Care Facilities Revenue Bonds, Series 1990, 7.200%,
                 10/01/19 (Pre-refunded to 10/01/00)

    750,000    County of Cumberland, North Carolina, Hospital Facility Revenue              10/98 at 102         AAA         775,313
                 Bonds (Cumberland County Hospital System, Inc.), Series 1988,
                 7.875%, 10/01/14 (Pre-refunded to 10/01/98)

    705,000    City of Durham, North Carolina, Certificates of Participation                 9/00 at 102       Aa***         767,710
                 (1990 Financing Project), 7.250%, 9/01/10 (Pre-refunded to
                 9/01/00)

  1,000,000    City of Durham, North Carolina, Certificates of Participation,               12/01 at 102      Aa3***       1,106,000
                 Series 1991, 6.750%, 12/01/11 (Pre-refunded to 12/01/01)

  1,450,000    Certificates of Participation, City of Greensboro, North                      7/98 at 102         AAA       1,484,046
                 Carolina, Lease/Purchase Agreement with Greensboro Center
                 City Corporation, 7.900%, 7/01/09 (Pre-refunded to 7/01/98)

  2,055,000    North Carolina Medical Care Commission, Health Care Facilities               10/99 at 102         AAA       2,200,658
                 Revenue, Stanley Memorial Hospital Project, 7.800%, 10/01/19
                 (Pre-refunded to 10/01/99)

               North Carolina Eastern Municipal Power Agency, Power System
               Revenue Refunding Bonds, Series 1989 A:
    690,000      7.500%, 1/01/21 (Pre-refunded to 1/01/99)                                   1/99 at 102         Aaa         718,628
    500,000      7.250%, 1/01/23 (Pre-refunded to 1/01/99)                                   1/99 at 102         Aaa         520,025

    995,000    North Carolina Eastern Municipal Power Agency, Power System                  No Opt. Call         AAA       1,193,274
                 Revenue Refunding, Series A, 6.500%, 1/01/18

     95,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               No Opt. Call         AAA         110,842
                 (Memorial Mission Hospital Project), Series A, 7.625%, 10/01/08

               North Carolina Medical Care Commission, Hospital Revenue,
                 Scotland Memorial Hospital Project:
    190,000      8.100%, 10/01/98                                                           No Opt. Call         N/R         192,787
    200,000      8.150%, 10/01/99 (Pre-refunded to 10/01/98)                                10/98 at 102      N/R***         206,892
  1,000,000      8.625%, 10/01/11 (Pre-refunded to 10/01/98)                                10/98 at 102      N/R***       1,036,040


                         Portfolio of Investments
                         Nuveen Flagship North Carolina Municipal Bond Fund (continued)
                         May 31, 1998

  Principal                                                                                Optional Call                      Market
     Amount    Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   600,000    North Carolina Medical Care Commission, Hospital Revenue,                   10/99 at 102        N/R***     $  643,260
                Transylvania Community Hospital Project, 8.000%, 10/01/19
                (Pre-refunded to 10/01/99)

    700,000    Pender County, North Carolina, Certificates of Participation,                6/01 at 102       Baa1***        785,197
                7.700%, 6/01/11 (Pre-refunded to 6/01/01)

  1,000,000    County of Pitt, North Carolina, Certificates of Participation,               4/00 at 102           AAA      1,071,350
                6.900%, 4/01/08 (Pre-refunded to 4/01/00)

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1988,
                Series A (General Obligation Bonds):
    500,000      7.750%, 7/01/06 (Pre-refunded to 7/01/98)                                  7/98 at 102           AAA        511,675
  2,000,000      7.750%, 7/01/13 (Pre-refunded to 7/01/98)                                  7/98 at 102           AAA      2,046,700

    780,000    Puerto Rico Commonwealth, Refunding, 8.000%, 7/01/07 (Pre-refunded           7/98 at 102           AAA        798,385
                to 7/01/98)

               Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds, Series 1988A:
  1,000,000     7.900%, 7/01/07 (Pre-refunded to 7/01/98)                                   7/98 at 102           AAA      1,023,480
    850,000     7.875%, 7/01/17 (Pre-refunded to 7/01/98)                                   7/98 at 102           AAA        869,941

  1,895,000    Puerto Rico Infrastructure Finance Authority, Series                         7/98 at 102       BBB+***      1,939,172
                1988A, 7.750%, 7/01/08 (Pre-refunded to 7/01/98)

    200,000    Puerto Rico Electric Power Authority, Power Revenue Refunding, Formerly      7/98 at 102           AAA        204,714
                Puerto Rico Commonwealth Water Resource Authority, Series M,  8.000%,
                7/01/08 (Pre-refunded to 7/01/98)
------------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 15.5%

               Coastal Regional Solid Waste Management Authority (North Carolina),
               Solid Waste System Revenue Bonds, Series 1992:
  1,000,000      6.300%, 6/01/04                                                            6/02 at 102             A      1,085,610
  1,000,000      6.500%, 6/01/08                                                            6/02 at 102             A      1,078,200

  1,000,000    City of Concord, North Carolina, Utilities Systems Revenue Bonds,           12/05 at 102           AAA      1,034,400
                Series 1995, 5.500%, 12/01/19

               City of Fayetteville, North Carolina, Public Works Commission Revenue
               Bonds, Series 1995A:
  1,845,000      5.250%, 3/01/16                                                            3/05 at 102           AAA      1,869,391
  1,000,000      5.375%, 3/01/20                                                            3/05 at 102           AAA      1,015,610

  5,900,000    City of Fayetteville, North Carolina, Public Works Commission Revenue        3/07 at 101           AAA      5,870,264
                Bonds, Series 1997, 5.125%, 3/01/24

  1,500,000    City of Gastonia, North Carolina, Combined Utilities System Revenue          5/08 at 102           AAA      1,459,125
                Bonds, Series 1998, 4.750%, 5/01/15

  2,000,000    City of Gastonia, North Carolina, Combined Utilities System Revenue          5/08 at 102           AAA      1,913,000
                Bonds, Series 1994, 4.750%, 5/01/19

  2,000,000    City of Greenville, North Carolina, Greenville Utilities Commission,         9/04 at 102            A+      2,146,680
                Combined Enterprise System Revenue Bonds, Series 1994, 6.000%, 9/01/16

  5,300,000    North Carolina Eastern Municipal Power Agency, Power System Revenue         No Opt. Call           AAA      5,963,984
                Bonds, Refunding, Series 1993 B, 6.000%, 1/01/18

  5,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series DD,        7/08 at 101          BBB+      5,090,925
                5.000%, 7/01/28

    870,000    Shelby, North Carolina, Combined Enterprise System Revenue Refunding,        5/05 at 102             A        891,524
                Series A, 5.500%, 5/01/17

  1,470,000    Shelby, North Carolina, Combined Enterprise System Revenue Refunding,        5/05 at 102             A      1,506,368
                Series B, 5.500%, 5/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- 5.8%

  2,000,000    City of Asheville, North Carolina, Water System Revenue Bonds, Series        8/06 at 102           AAA      2,110,420
                1996, 5.700%, 8/01/25

  3,400,000    City of Greensboro, North Carolina, Combined Enterprise System Revenue       6/05 at 102            AA-     3,469,292
                Bonds, Series 1995A, 5.375%, 6/01/19

  3,000,000    County of Union, North Carolina, Enterprise Systems Revenue Bonds,           6/06 at 102           AAA      3,131,370
                Series 1996, 5.500%, 6/01/17

               Winston Salem, North Carolina, Water and Sewer System Revenue, Series B:
    750,000      5.600%, 6/01/14                                                            6/05 at 102           AA+        788,970
  1,500,000      5.700%, 6/01/17                                                            6/05 at 102           AA+      1,583,174


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer(continued)

$    475,348    Woodfin Treatment Facility, Inc. (North Carolina), Proportionate            No Opt. Call         N/R    $    477,357
                  Interest Certificates, 5.500%, 12/01/03
------------------------------------------------------------------------------------------------------------------------------------
$192,015,348    Total Investments - (cost $181,340,338) -- 97.3%                                                         193,672,451
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 2.7%                                                                      5,415,097
                --------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                      $199,087,548
                ====================================================================================================================





* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.



                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship South Carolina Municipal Bond Fund
May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 9.4%

   $400,000    Board of Trustees of Coastal Carolina University, South Carolina,             6/04 at 102         AAA       $454,068
                 Revenue Bonds, Series 1994, 6.800%, 6/01/19

    500,000    South Carolina State Education Assistance Authority, Revenue Refunding,       9/04 at 101           A        532,905
                 Guaranteed Student Loan Subordinate Lien, 6.300%, 9/01/08 (Alternative
                 Minimum Tax)

    250,000    University of South Carolina, University Revenues, 5.600%, 6/01/14            6/07 at 101         AAA        265,213
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 4.0%

    500,000    Darlington County, South Carolina, Industrial Development Revenue Bonds       4/06 at 102           A        530,460
                 (Sonoco Products Company Project), Series 1996, 6.000%, 4/01/26
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 13.0%

    200,000    Greenville Hospital System Board of Trustees, Hospital Facilities            No Opt. Call         AAA        223,582
                 Revenue Bonds (South Carolina), Series 1990, 6.000%, 5/01/20

    250,000    Greenwood County, South Carolina, Hospital Facilities Revenue Bonds          10/03 at 102         AAA        263,595
                 (Self Memorial Hospital), Series 1993, 5.875%, 10/01/17

    250,000    South Carolina, Jobs and Economic Development Authority, Hospital            11/05 at 102         AAA        265,678
                 Facilities Revenue, Tuomey Regional Medical Center, Series A,
                 5.750%, 11/01/15

    500,000    South Carolina Jobs and Economic Development Authority, Hospital Revenue      5/08 at 101         Aaa        483,080
                 Bonds (Georgetown Memorial Hospital), Series 1998, 5.000%, 11/01/29

    500,000    Spartanburg County, South Carolina, Health Services District Inc.,            4/07 at 101         AAA        490,850
                 Hospital Revenue Refunding, Series B, 5.125%, 4/15/22
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 4.3%

    300,000    South Carolina Regional Housing Development Corporation No. 1,                7/02 at 102          Aa        315,345
                 Multifamily Revenue Refunding, Redwood Village Apartments, Series A,
                 6.625%, 7/01/17

    250,000    South Carolina Housing Finance and Development Authority, Multifamily        11/05 at 102         AA-        259,013
                 Housing Revenue Refunding Bonds (Runaway Bay Apartments Project),
                 Series 1995, 6.125%, 12/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.0%

    250,000    South Carolina State Housing Authority, Homeownership Mortgage Purchase,      7/04 at 102          AA        266,695
                 Series A, 6.150%, 7/01/08

    250,000    South Carolina State Housing Finance and Development Authority,               5/06 at 102         Aa2        265,678
                 Mortgage Revenue, Series A, 6.350%, 7/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 16.6%

    250,000    School District No. 4 of Anderson County, South Carolina, General             3/05 at 102         AAA        259,515
                 Obligation Bonds, Series 1995, 5.400%, 3/01/15

    500,000    Cherokee School District No. 1 of Cherokee County, South Carolina,            3/07 at 101         Aa1        498,755
                 General Obligation Bonds, Series 1997, 5.000%, 3/01/17

    365,000    Florence County School District No. 5, South Carolina, General                3/06 at 102         AAA        388,915
                 Obligation Bonds, Series 1996A, 5.700%, 3/01/17

    250,000    Lexington County, South Carolina, Public Library System, 6.300%, 2/01/10      2/03 at 102         Aa2        275,390

    500,000    Lexington County, South Carolina, School District No. 3, 5.000%, 3/01/17      3/07 at 101         Aa1        499,960

    250,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General    7/04 at 101 1/2         AAA        282,973
                 Obligation Bonds), 6.400%, 7/01/11


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited -- 17.0%

                Berkeley County School District, Certificates of Participation:
$   250,000       6.250%, 2/01/12                                                            2/04 at 102         AAA    $   274,893
    250,000       6.300%, 2/01/16                                                            2/04 at 102         AAA        275,510

     10,000     Charleston County, South Carolina, Charleston Public Facilities              6/04 at 102         AAA         11,306
                  Corporation, Certificates of Participation, Series 1994B, 6.875%,
                  6/01/14

    400,000     Chesterfield County School District, South Carolina, Chesterfield School     7/05 at 102         AAA        434,000
                  Facilities, Inc., Certificates of Participation, Series 1995, 6.000%,
                  7/01/15

    250,000     Hilton Head Public Facilities Corporation (South Carolina), Certificates     3/05 at 102         AAA        266,980
                  of Participation Series 1995, 5.750%, 3/01/14

    500,000     City of Myrtle Beach, South Carolina, Myrtle Beach Public Facilities         7/08 at 102         AAA        493,920
                  Corporation, Refunding Certificates of Participation (Myrtle Beach
                  Convention Center Project), Series 1998, 5.000%, 7/01/17

    400,000     North Charleston, South Carolina, Certificates of Participation,             9/07 at 102         AAA        394,616
                  Refunding and Improvement, Coliseum and Convention, 5.125%, 9/01/19

    100,000     Puerto Rico Public Buildings Authority, Revenue Guaranteed Refunding,       No Opt. Call           A        106,230
                  Series L, 5.500%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 4.4%

    300,000     Horry County, South Carolina, Airport Revenue Bonds, Series 1997A,           7/07 at 102         AAA        314,310
                  5.700%, 7/01/27 (Alternative Minimum Tax)

    250,000     Richland, Lexington, South Carolina, Airport District Airport Revenue,       1/05 at 100         AAA        265,170
                  Columbia Metropolitan Airport, 6.000%, 1/01/15 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 4.2%

    240,000     Charleston County, South Carolina, Charleston Public Facilities              6/04 at 102         AAA        277,853
                  Corporation, Certificates of Participation, Series 1994 B, 6.875%,
                  6/01/14 (Pre-refunded to 6/01/04)

    250,000     Georgetown County Water and Sewer District, Water and Sewer System           6/05 at 102      N/R***        285,775
                  Revenue Refunding and Improvement Bonds, Junior Lien, Series 1995
                  (South Carolina), 6.500%, 6/01/25 (Pre-refunded to 6/01/05)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 2.0%

    250,000     Charleston County, South Carolina, Solid Waste User Fee Revenue              1/05 at 102         AAA        271,160
                  Bonds, Series 1994, 6.000%, 1/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 13.7%

    300,000     City of Greenville, South Carolina, Waterworks System Revenue                2/07 at 102         Aa1        309,510
                  Bonds, Series 1997, 5.500%, 2/01/22

    500,000     Lexington, South Carolina, Water and Sewer Revenue, 5.500%, 4/01/29          4/07 at 102          AA        511,439

    250,000     Spartanburg, South Carolina, Sanitation Sewer District, Sewer                6/07 at 101         AAA        258,154
                  System Revenue Improvement, 5.500%, 6/01/20

    500,000     Spartanburg, South Carolina, Waterworks Revenue Refunding, 5.000%,           6/07 at 101         AAA        489,729
                  6/01/22

    250,000     York County, South Carolina, Water and Sewer System Revenue Bonds,          12/03 at 102         N/R        255,197
                  Series 1995, 6.500%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
$11,765,000     Total Investments -- (cost $11,496,791) -- 92.6%                                                         12,317,422
===========------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 7.4%                                                                       982,473
                -------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                      $13,299,895
                ===================================================================================================================

                * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R  Investment is not rated.



                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Tennessee Municipal Bond Fund
May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 5.4%

$ 3,000,000    Industrial Development Board of the City of Chattanooga (Tennessee),          7/03 at 103         AA-    $ 3,264,030
                Pollution Control Revenue Bonds, Series 1982 A (E.I. du Pont de
                Nemours and Company), 6.350%, 7/01/22

 12,000,000    The Industrial Development Board of Humphreys County, Tennessee, Solid        5/04 at 102         AA-     13,278,360
                Waste Disposal Facility Bonds (E.I. du Pont de Nemours and Company
                Project), 6.700%, 5/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 2.5%

  7,000,000    Maury County, Tennessee, Industrial Development Board, Pollution              9/04 at 102           A      7,717,920
                Control Revenue, Multi-Modal Refunding, Saturn Corporation Project,
                6.500%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.5%

    250,000    Memphis, Shelby County, Tennessee, Industrial Development Board,             No Opt. Call          A1        283,615
                Industrial Development Revenue, Colonial Baking Company - Memphis
                Project, 9.500%, 4/01/01

  1,245,000    South Fulton, Tennessee, Industrial Development Board, Industrial            10/05 at 102          A3      1,357,585
                Development Revenue, Tyson Foods, Inc. Project, 6.400%, 10/01/20
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 2.0%

  3,705,000    Tennessee State School Bond Authority, Higher Educational                 5/02 at 101 1/2         AAA      3,996,139
                Facilities Bonds, 1992 Series A, 6.250%, 5/01/22

  2,000,000    Tennessee State School Bond Authority, Higher Educational                     5/06 at 102          AA      2,115,440
                Facilities Bonds, 1996 Series C, 5.700%, 5/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 5.1%

  6,750,000    Loudon County, Tennessee, Industrial Development Board, Solid                 2/03 at 102          AA      7,205,018
                Waste Disposal Revenue, Kimberly-Clark Corporation Project,
                6.200%, 2/01/23 (Alternative Minimum Tax)

  2,500,000    McMinn County, Tennessee, Industrial Development Board, Pollution             3/01 at 102        Baa1      2,733,175
                Control Revenue, Calhoun NWSPRT Company Project, Bowater, Series A,
                7.625%, 3/01/16 (Alternative Minimum Tax)

  4,950,000    McMinn County, Tennessee, Industrial Development Board, Solid Waste          12/02 at 102        Baa1      5,535,140
                Revenue Recycling Facility, Calhoun NWSPRT Company Project, Bowater,
                7.400%, 12/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 12.9%

  1,930,000    The Health, Educational and Housing Facility Board of the City of             9/01 at 102         AAA      2,093,876
                Chattanooga, Tennessee, Hospital Revenue Bonds, Series 1991A
                (Memorial Hospital Project), 6.600%, 9/01/12

               City of Clarksville, Tennessee, Hospital Revenue Refunding and
               Improvement Bonds, Series 1993 (Clarksville Memorial Hospital
               Project):
  1,000,000     6.250%, 7/01/08                                                              7/03 at 102        Baa1      1,067,790
  1,775,000     6.250%, 7/01/13                                                              7/03 at 102        Baa1      1,884,234
  1,250,000     6.375%, 7/01/18                                                              7/03 at 102        Baa1      1,332,375

  1,550,000    The Industrial Development Board of the City of Cookeville, Tennessee,       12/03 at 102           A      1,627,361
                Hospital Refunding Revenue Bonds, Series 1993 (Cookeville General
                Hospital Project), 5.750%, 10/01/10

  7,350,000    The City of Jackson, Tennessee, Hospital Revenue Refunding and                4/05 at 102         AAA      7,674,429
                Improvement Bonds, Series 1995 (Jackson-Madison County General Hospital
                Project), 5.625%, 4/01/15

  2,090,000    The Health and Educational Facilities Board of the City of Johnson,           7/01 at 102         AAA      2,270,012
                Tennessee, Hospital Revenue Refunding and Improvement Bonds, Series 1991
                (Johnson City Medical Center Hospital), 6.750%, 7/01/16

    135,000    The Health, Educational and Housing Facilities Board of the County of         1/00 at 100         AAA        138,163
                Knox (Tennessee), Hospital Revenue Bonds, Series 1988 (Fort Sanders
                Regional Medical Center), 8.000%, 1/01/08


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care  (continued)

               The Health, Educational and Housing Facilities Board of the County of
               Knox (Tennessee), Hospital Revenue Bonds, Series 1993A (Fort Sanders
               Alliance Obligated Group):
$ 1,000,000     6.250%, 1/01/13                                                             No Opt. Call         AAA   $  1,151,950
  3,000,000     5.250%, 1/01/15                                                             No Opt. Call         AAA      3,118,170

  1,250,000    The Health and Educational Facilities Board of the Metropolitan              11/05 at 102         AAA      1,316,100
                Government of Nashville and Davidson County, Tennessee, Hospital
                Revenue Bonds, Series 1995 (Adventist Health System/Sunbelt
                Obligated Group), 5.750%, 11/15/25

  2,395,000    The Health and Educational Facilities Board of the Metropolitan              11/01 at 102         AAA      2,638,116
                Government of Nashville and Davidson County, Tennessee, Hospital
                Revenue Bonds (Adventist Health/Sunbelt Obligated Group), 7.000%,
                11/15/16

  6,500,000    The Health and Educational Facilities Board of the Metropolitan               5/08 at 101         AAA      6,178,705
                Government of Nashville and Davidson County, Tennessee, Hospital
                Revenue Bonds, Series 1998A (Baptist Hospital, Inc.), 4.875%, 11/01/28

  4,000,000    Shelby County, Tennessee, Health, Educational and Housing Facility            8/05 at 102         AAA      4,037,760
                Board, Hospital Revenue Refunding, Methodist Health System Inc.,
                5.250%, 8/01/15

  2,500,000    Sumner County, Tennessee, Health, Educational and Housing Facilities         11/04 at 102          A-      2,855,200
                Board, Revenue Refunding, Sumner Regional Health System, Inc., Series
                1994, 7.500%, 11/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.3%

  1,200,000    The Health, Educational and Housing Facility Board of the City of             7/03 at 102         Aaa      1,252,008
                Chattanooga, Tennessee, Multifamily Mortgage Revenue Refunding Bonds,
                Series 1993A (Windridge Apartments-FHA Insured Mortgage), 5.950%, 7/01/14

  3,500,000    The Industrial Development Board of the City of Franklin (Tennessee),        10/06 at 102         AAA      3,672,900
                Multifamily Housing Revenue Refunding Bonds (The Landings Apartments
                Project), Senior Series 1996A, 6.000%, 10/01/26

               Metropolitan Government of Nashville and Davidson County, Tennessee,
               Health and Educational Facilities Board, Housing Mortgage Revenue, Herman
               Street:
    250,000     7.000%, 6/01/17                                                              6/02 at 103         AAA       268,978
    495,000     7.250%, 6/01/32                                                              6/02 at 103         AAA       532,323

  1,250,000    The Industrial Development Board of the Metropolitan Government of           10/98 at 103         AAA     1,294,913
                Nashville and Davidson County (Tennessee), Multi-Family Housing Revenue
                Refunding Bonds (FHA-Insured Mortgage Loan-St.Paul Retirement Center
                Project), Series 1988A, 8.125%, 10/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 6.2%

    275,000    County of Hamilton, Tennessee, Single Family Mortgage Revenue Bonds           9/00 at 102         AAA       289,487
                (Home Purchase and Rehabilitation Program), Series 1990, 8.000%, 9/01/23
                (Alternative Minimum Tax)

  6,000,000    Tennessee Housing Development Agency, Home Ownership Program, Issue 4A,       7/06 at 102          AA     6,368,580
                6.375%, 7/01/22 (Alternative Minimum Tax)

  1,500,000    Tennessee Housing Development Agency, Home Ownership Program, Series 3,       7/07 at 102          AA     1,563,315
                5.850%, 7/01/17 (Alternative Minimum Tax)

  1,420,000    Tennessee Housing Development Agency, Home Ownership Program, Series O,       7/99 at 103          AA     1,452,632
                7.750%, 7/01/20 (Alternative Minimum Tax)

    805,000    Tennessee Housing Development Agency, Home Ownership Program, Series P,       7/00 at 103          AA       844,485
                7.700%, 7/01/16

    120,000    Tennessee Housing Development Agency, Home Ownership Program, Issue U,        7/01 at 102         Aa2       126,942
                7.400%, 7/01/16

  3,900,000    Tennessee Housing Development Agency, Home Ownership Program, 7.375%,         7/01 at 102         Aa2     4,122,885
                7/01/23 (Alternative Minimum Tax)

  2,695,000    Tennessee Housing Development Agency, Home Ownership Program Bonds,           7/02 at 102          AA     2,862,683
                Issue WR, 6.800%, 7/01/17

    225,000    Tennessee Housing Development Agency, Home Ownership Program Bonds,           7/02 at 102          AA       237,915
                Issue XR, 6.875%, 7/01/22 (Alternative Minimum Tax)

  1,000,000    Tennessee Housing Development Agency, Mortgage Finance Program Bonds,         7/04 at 102          A+     1,075,140
                1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)

Portfolio of Investments

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 2.5%

$ 2,985,000    The Health and Educational Facilities Board of the Metropolitan Government    2/08 at 102          AA    $ 3,062,401
                of Nashville and Davidson County, Tennessee, Multi-Modal Interchangeable
                Rate, Health Facility Revenue Bonds (Richland Place, Inc. Project),
                Series 1993, 5.500%, 5/01/23

  4,700,000    The Health and Educational Facilities Board of the Metropolitan Government    7/08 at 102         N/R      4,630,346
                of Nashville and Davidson County, Tennessee, Revenue Refunding Bonds (The
                Blakeford at Green Hills), Series 1998, 5.650%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 7.0%

               Hamilton County, Tennessee, General Obligation Bonds, Series 1995:
  1,490,000     6.250%, 2/01/20                                                              2/05 at 102         Aa2      1,682,553
  2,025,000     6.300%, 2/01/25                                                              2/05 at 102         Aa2      2,292,523

  1,435,000    Memphis, Tennessee, Series B, Airport, 7.050%, 7/01/10 (Alternative           7/98 at 102          AA      1,467,603
                Minimum Tax)

  5,950,000    Metropolitan Government of Nashville and Davidson County, Tennessee,          5/07 at 102          AA      5,902,579
                Refunding, 5.125%, 5/15/25

  8,000,000    Metropolitan Government of Nashville and Davidson County, Tennessee,          5/06 at 101          AA      8,557,840
                Public Improvement, 5.875%, 5/15/21

    385,000    Puerto Rico Commonwealth, Refunding, 8.000%, 7/01/07                          7/98 at 102           A        393,967

  1,000,000    Shelby County, Tennessee, General Obligation Refunding Bonds, 1995            4/05 at 101         AA+      1,051,960
                Series A, 5.625%, 4/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 13.7%

               Metropolitan Government of Nashville and Davidson County, Tennessee,
               Health and Educational Facilities Board, Revenue Refunding and
               Improvement, Meharry Medical College:
  4,000,000     5.000%, 12/01/24                                                             6/09 at 100         AAA      3,874,400
  1,000,000     5.000%, 12/01/24                                                            12/17 at 100         AAA      1,133,700

  5,000,000    Metropolitan Government of Nashville and Davidson County, Tennessee,          7/06 at 101         AAA      5,283,700
                Sports Authority Revenue, Public Improvement Stadium Project, 5.750%,
                7/01/26

  6,275,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/16 at 100           A      6,576,514
                Series Y of 1996, 5.500%, 7/01/36

    500,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,     No Opt. Call         AAA        537,440
                Series W, 5.500%, 7/01/15

  3,000,000    Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds,    1/08 at 101         AAA      3,052,740
                Series 1997A, 5.000%, 7/01/13

 13,300,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed Refunding,        No Opt. Call           A     14,128,590
                Series L, 5.500%, 7/01/21

  2,660,000    Tennessee State Local Development Authority, Community Provider Loan         10/02 at 102           A      2,936,454
                Program, 7.000%, 10/01/21

               Wilson County, Tennessee, Series 1994, Certificates of Participation
               (Wilson County Educational Facilities Corporation):
  1,500,000     6.125%, 6/30/10                                                              6/04 at 102           A      1,619,610
  1,500,000     6.250%, 6/30/15                                                              6/04 at 102           A      1,618,650

  1,000,000    Wilson County, Tennessee, Certificates of Participation, Series 1998,         3/08 at 102         AAA      1,004,300
                School Facilities Lease Agreement with Wilson County, Educational
                Facilities Development Corporation, 5.250%, 3/30/18
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 5.1%

  5,545,000    Memphis-Shelby County Airport Authority (Tennessee), Special Facilities       9/01 at 103         BBB      6,219,050
                Revenue Bonds, Series 1984 (Federal Express Corporation), 7.875%, 9/01/09

  4,100,000    Memphis-Shelby County Airport Authority (Tennessee), Special Facilities       9/02 at 102         BBB      4,492,698
                Revenue Refunding Bonds, Series 1992 (Federal Express Corporation),
                6.750%, 9/01/12

               Metropolitan Nashville Airport Authority (Tennessee), Airport Improvement
               Revenue Refunding Bonds, Series 1991C:
    145,000     6.625%, 7/01/07                                                              7/01 at 102         AAA        157,763
  4,385,000     6.600%, 7/01/15                                                              7/01 at 102         AAA      4,750,490


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 18.5%

               The Health and Educational Facilities Board of the County of Anderson,
               Tennessee, Hospital Revenue Refunding and Improvement Bonds, Series 1988
               (Methodist Medical Center of Oak Ridge):
$ 2,400,000     8.125%, 7/01/08 (Pre-refunded to 7/01/98)                                    7/98 at 102       A1***   $  2,456,760
    250,000     8.125%, 7/01/08 (Pre-refunded to 7/01/98)                                    7/98 at 102         AAA        255,915

  1,000,000    City of Chattanooga, Tennessee, General Obligation Bonds, Series 1990,        5/00 at 102       AA***      1,078,920
                Various Purpose, 7.250%, 5/01/12 (Pre-refunded to 5/01/00)

  1,455,000    Gladeville Utility District of Wilson County, Tennessee, Waterworks          10/00 at 100         AAA      1,566,497
                Revenue Bonds, Series 1990, 7.400%, 10/01/10 (Pre-refunded to 10/01/00)

  5,000,000    Johnson City, Tennessee, School Sales Tax Revenue and Unlimited Tax           5/06 at 100         AAA      5,803,700
                Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded to 5/01/06)

  3,000,000    The Health, Educational and Housing Facilities Board of the County of         9/99 at 102         AAA      3,195,660
                Knox (Tennessee), Hospital Facilities Revenue Bonds, Series 1989 A
                (Mercy Health System, Province of Cincinnati), 7.600%, 9/01/19
                (Pre-refunded to 9/01/99)

  3,065,000    The Health, Educational and Housing Facilities Board of the County of         1/00 at 102         AAA      3,265,298
                Knox (Tennessee), Hospital Facilities Revenue Bonds, Series 1990C (Fort
                Sanders Alliance Obligated Group), 7.000%, 1/01/15 (Pre-refunded to
                1/01/00)

 41,570,000    Metropolitan Government of Nashville and Davidson County, Tennessee,         No Opt. Call         Aaa     12,283,519
                Health and Educational Facilities Board, Subordinate Volunteer
                Healthcare Revenue, 0.000%, 6/01/21

  1,200,000    Metropolitan Government of Nashville and Davidson County, Tennessee,         10/07 at 105      N/R***      1,616,580
                Health and Educational Facilities Board, Mur, Ci Homes Inc. Project,
                Series A, 9.000%, 10/01/22 (Pre-refunded to 10/01/07)

  2,500,000    The Public Building Authority of the City of Mt. Juliet, Tennessee,           2/04 at 110         AAA      3,146,600
                Revenue Bonds (Utility District Loan Program), Series B, The Madison
                Suburban Utility District, 7.800%, 2/01/19 (Pre-refunded to 2/01/04)

  1,500,000    Northeast Knox, Tennessee, Utility District Water Revenue, 7.000%,            1/00 at 102         AAA      1,599,480
                1/01/20 (Pre-refunded to 1/01/00)

  1,365,000    Puerto Rico Commonwealth, Refunding, 8.000%, 7/01/07 (Pre-refunded            7/98 at 102         AAA      1,397,173
                to 7/01/98)

  1,000,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue, Series P,        7/98 at 102         AAA      1,023,680
                8.125%, 7/01/13 (Pre-refunded to 7/01/98)

  1,000,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly Puerto          7/98 at 102         AAA      1,023,570
                Rico Commonwealth Water Resource Authority Power, Refunding, Series M,
                8.000%, 7/01/08 (Pre-refunded to 7/01/98)

    865,000    Selmer, Tennessee, Refunding, 8.200%, 7/01/13 (Pre-refunded to 7/01/98)       7/98 at 102      Baa***        885,535

               The Health, Educational and Housing Facility Board of the County of
               Shelby, Tennessee, Revenue Bonds, Series C (LeBonheur Childrens Medical
               Center, Inc.):
  1,000,000     7.625%, 8/15/09 (Pre-refunded to 8/15/98)                                    8/98 at 102         AAA      1,027,860
  2,000,000     7.600%, 8/15/19 (Pre-refunded to 8/15/98)                                    8/98 at 102         AAA      2,055,620

  4,000,000    The Health, Educational and Housing Facilities Board of the County of         2/00 at 102         AAA      4,290,800
                Sullivan, Tennessee, Hospital Revenue Bonds, Series 1990 (Holston
                Valley Health Care, Inc.), 7.250%, 2/15/20 (Pre-refunded to 2/15/00)

               Tennessee State Local Development Authority, State Loan Program,
               Series A:
  1,325,000     7.000%, 3/01/12 (Pre-refunded to 3/01/01)                                    3/01 at 102      AA-***      1,448,543
  1,175,000     7.000%, 3/01/21 (Pre-refunded to 3/01/01)                                    3/01 at 102      AA-***      1,284,557

    125,000    Tennessee State School Bond Authority, Higher Educational Facilities          5/99 at 102       AA***        131,061
                Bonds, 1989 Series, 7.000%, 5/01/20 (Pre-refunded to 5/01/99)

  1,000,000    West Knox Utility District, Knox County, Tennessee, Water and Sewer          12/98 at 102         AAA      1,039,870
                Revenue Improvement, 7.750%, 12/01/08 (Pre-refunded to 12/01/98)

  2,300,000    The White House Utility District of Robertson and Sumner Counties,            1/02 at 102         AAA      2,515,464
                Tennessee, Water Revenue Refunding and Improvement Bonds, Series 1992B,
                6.375%, 1/01/22 (Pre-refunded to 1/01/02)

               Wilson County, Tennessee, Water and Wastewater Authority, Waterworks
               Revenue, Refunding and Improvement:
  1,000,000     7.875%, 3/01/09 (Pre-refunded to 3/01/99)                                    3/99 at 102      N/R***      1,049,820
    950,000     8.000%, 3/01/14 (Pre-refunded to 3/01/99)                                    3/99 at 102      N/R***        998,203

Portfolio of Investments

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.6%

$  1,520,000   City of Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding       No Opt. Call         AAA   $    625,282
                and Improvement Bonds, Series 1992, 0.000%, 2/01/16

   2,160,000   City of Dickson, Tennessee, Electric System Revenue Bonds, Series 1996,       9/08 at 102         AAA      2,265,970
                5.500%, 9/01/16

               The City of Jackson, Tennessee, Electric System Revenue Bonds, Series E:
     315,000    6.300%, 8/01/09                                                              8/00 at 102          A1        332,574
     335,000    6.300%, 8/01/10                                                              8/00 at 102          A1        352,973
     355,000    6.300%, 8/01/11                                                              8/00 at 102          A1        373,669
     380,000    6.300%, 8/01/12                                                              8/00 at 102          A1        399,821

   3,000,000   City of Jackson, Tennessee, Gas System Revenue Bonds, Series 1997,            4/07 at 100         AAA      2,966,310
                5.000%, 4/15/18

   4,475,000   Lawrenceburg, Tennessee, Electric Revenue, 5.500%, 7/01/26                    7/09 at 100         AAA      4,644,155

               The Metropolitan Government of Nashville and Davidson County, Tennessee,
               Electric Revenue, Series A:
   7,800,000    0.000%, 5/15/11                                                             No Opt. Call         AAA      4,207,242
   8,500,000    0.000%, 5/15/12                                                             No Opt. Call         AAA      4,312,390

               The Metropolitan Government of Nashville and Davidson County, Tennessee,
               Electric System Revenue Bonds, 1998 Series A:
  11,000,000    0.000%, 5/15/19 (WI)                                                        No Opt. Call         AAA      3,719,870
   4,000,000    5.200%, 5/15/23 (WI)                                                         5/08 at 102          AA      3,988,800

   1,000,000   The Middle Tennessee Utility District of Cannon, Cumberland, DeKalb,         10/02 at 102         AAA      1,102,000
                Putnam, Rhea, Rutherford, Smith, Warren, White and Wilson Counties,
                Tennessee, Gas System Revenue Bonds, Series 1992, 6.250%, 10/01/12

   1,020,000   The Public Building Authority of the City of Mt. Juliet, Tennessee,           2/99 at 102         AAA      1,064,053
                Revenue Bonds (Utility District Loan Program), Series D, Cumberland
                Utility District (Hermitage), 7.550%, 2/01/19

   2,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,          7/08 at 101        BBB+      1,877,620
                Series EE, 4.750%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 5.8%

   1,125,000   Eastside Utility District of Hamilton County, Tennessee, Water               11/01 at 102           A      1,243,203
                System Revenue Bonds, Series 1992, 6.750%, 11/01/11

   5,445,000   City of Knoxville, Tennessee, Wastewater System Refunding and                 4/07 at 101          AA      5,373,071
                Improvement Bonds, Series 1998, 5.125%, 4/01/23

   3,000,000   Madison Suburban Utility District, Water Revenue Refunding Bonds,             2/08 at 100         AAA      2,965,500
                5.000%, 2/01/19

   3,000,000   The Metropolitan Government of Nashville and Davidson County                 No Opt. Call         AAA      3,140,130
                (Tennessee), Water and Sewer Revenue Bonds, Series 1998B, 5.250%, 1/01/14

   1,000,000   Milcrofton, Tennessee, Utility District, Waterworks Revenue Refunding         2/06 at 102         N/R      1,039,310
                Junior Lien, 6.000%, 2/01/24

   1,100,000   Rutherford County, Tennessee, Utility District, Waterworks Revenue            2/08 at 100         Aaa      1,104,883
                Refunding and Improvement, Series A, 5.250%, 2/01/27

   1,100,000   White House Utility District, Tennessee, Robertson and Sumner Counties,       1/07 at 100         Aaa      1,125,387
                Waterworks System Revenue Refunding, Series B, 5.300%, 1/01/15

   1,500,000   Wilson County, Tennessee, Water and Wastewater Authority, Waterworks          3/08 at 102        Baa1      1,634,070
                Revenue Refunding and Improvement, 6.000%, 3/01/14
-----------------------------------------------------------------------------------------------------------------------------------
$334,815,000   Total Investments - (cost $282,996,090) - 100.1%                                                         305,562,688
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.1)%                                                                      (349,600)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $305,213,088
               ====================================================================================================================

               *    Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year)
                    and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or
                    Moody's rating.

               ***  Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.


               (WI) Security purchased on a when-issued basis (note 1).

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

               Statement of Net Assets
               May 31, 1998


                                                                        Alabama      Georgia      Louisiana
-------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)          $7,592,982  $142,619,268  $111,952,849
Temporary investments in short-term municipal securities, at
  amortized cost, which approximates market value (note 1)                300,000            --       900,000
Cash                                                                      116,223       841,961        55,827
Receivables:
  Fund manager (note 6)                                                     9,573            --            --
  Interest                                                                120,413     2,759,500     1,724,373
  Investments sold                                                             --     4,171,596        60,000
  Shares sold                                                                  --       620,684       489,824
Other assets                                                               68,376       110,027        86,208
-------------------------------------------------------------------------------------------------------------
    Total assets                                                        8,207,567   151,123,036   115,269,081
-------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                        --     7,012,339     2,894,425
  Shares redeemed                                                          56,219       367,966        11,059
Accrued expenses:
  Management fees (note 6)                                                     --        16,465           476
  12b-1 distribution and service fees (notes 1 and 6)                       3,013        34,551        30,317
  Other                                                                    63,830        39,575        31,160
Dividends payable                                                          34,086       573,729       449,469
-------------------------------------------------------------------------------------------------------------
    Total liabilities                                                     157,148     8,044,625     3,416,906
-------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                    $8,050,419  $143,078,411  $111,852,175
=============================================================================================================
Class A Shares (note 1)
Net assets                                                             $4,930,114  $120,544,790  $ 89,142,965
Shares outstanding                                                        464,866    10,776,666     7,718,371
Net asset value and redemption price per share                         $    10.61        $11.19        $11.55
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                     $    11.08        $11.68        $12.06
=============================================================================================================
Class B Shares (note 1)
Net assets                                                             $  843,074  $  3,518,063  $  8,998,906
Shares outstanding                                                         79,365       314,200       779,459
Net asset value, offering and redemption price per share               $    10.62        $11.20        $11.55
=============================================================================================================
Class C Shares (note 1)
Net assets                                                             $2,154,795   $18,770,494   $13,682,318
Shares outstanding                                                        202,810     1,681,075     1,185,689
Net asset value, offering and redemption price per share               $    10.62   $     11.17   $     11.54
=============================================================================================================
Class R Shares (note 1)
Net assets                                                             $  122,436   $   245,064   $    27,986
Shares outstanding                                                         11,464        21,986         2,422
Net asset value, offering and redemption price per share               $    10.68   $     11.15   $     11.55
=============================================================================================================


                                 See accompanying notes to financial statements.

May 31, 1998

                                                                         North Carolina    South Carolina         Tennessee
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)              $193,672,451       $12,317,422      $305,562,688
Temporary investments in short-term municipal securities, at
  amortized cost, which approximates market value (note 1)                           --                --                --
Cash                                                                          2,837,591           810,402         2,037,759
Receivables:
  Fund manager (note 6)                                                              --             4,775                --
  Interest                                                                    3,284,284           220,268         4,632,957
  Investments sold                                                                   --                --                --
  Shares sold                                                                   418,441                --         2,138,590
Other assets                                                                    253,746            79,490           173,150
------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                            200,466,513        13,432,357       314,545,144
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                              --                --         7,610,516
  Shares redeemed                                                               253,948            37,133           237,153
Accrued expenses:
  Management fees (note 6)                                                       91,541                --           138,659
  12b-1 distribution and service fees (notes 1 and 6)                            54,129             3,209            69,136
  Other                                                                         147,433            34,091            42,059
Dividends payable                                                               831,914            58,029         1,234,533
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         1,378,965           132,462         9,332,056
------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                        $199,087,548       $13,299,895      $305,213,088
==============================================================================================================================
Class A Shares (note 1)
Net assets                                                                 $186,339,947       $11,590,925      $278,232,055
Shares outstanding                                                           17,549,377         1,162,730        24,286,371
Net asset value and redemption price per share                             $      10.62       $      9.97      $      11.46
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                         $      11.09       $     10.41      $      11.96
==============================================================================================================================
Class B Shares (note 1)
Net assets                                                                 $  3,608,612       $   724,042      $  5,774,666
Shares outstanding                                                              339,751            72,715           503,708
Net asset value, offering and redemption price per share                   $      10.62       $      9.96      $      11.46
==============================================================================================================================
Class C Shares (note 1)
Net assets                                                                 $  8,291,407       $   875,037      $ 20,672,561
Shares outstanding                                                              782,072            87,818         1,805,073
Net asset value, offering and redemption price per share                   $      10.60       $      9.96      $      11.45
==============================================================================================================================
Class R Shares (note 1)
Net assets                                                                 $    847,582       $   109,891      $    533,806
Shares outstanding                                                               79,828            11,018            46,658
Net asset value, offering and redemption price per share                   $      10.62       $      9.97      $      11.44
==============================================================================================================================

                                 See accompanying notes to financial statements.

                   Statement of Operations
                   Year Ended May 31, 1998



                                                                           Alabama       Georgia    Louisiana
-------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $ 396,848   $ 7,760,505   $5,723,991
-------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    40,626       740,472      535,294
12b-1 service fees -- Class A (notes 1 and 6)                               10,288       235,172      164,872
12b-1 distribution and service fees -- Class B (notes 1 and 6)               7,192        14,815       40,431
12b-1 distribution and service fees -- Class C (notes 1 and 6)              10,774       116,640       79,636
Shareholders' servicing agent fees and expenses                              6,645        58,302       33,069
Custodian's fees and expenses                                               56,183        54,820       48,699
Trustees' fees and expenses (note 6)                                            73         2,318        1,540
Professional fees                                                           10,570        18,600       18,600
Shareholders' reports -- printing and mailing expenses                       1,791        20,403       11,155
Federal and state registration fees                                          8,077         2,825        4,650
Organizational expenses (note 1)                                            20,276            --           --
Other expenses                                                                 379         5,878        3,944
-------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                172,874     1,270,245      941,890
     Expense reimbursement (note 6)                                       (130,681)     (278,606)    (122,920)
-------------------------------------------------------------------------------------------------------------
Net expenses                                                                42,193       991,639      818,970
-------------------------------------------------------------------------------------------------------------
Net investment income                                                      354,655     6,768,866    4,905,021
-------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)       (7,615)    1,432,222      141,609
Net change in unrealized appreciation or depreciation of investments       288,179     5,917,362    3,885,856
-------------------------------------------------------------------------------------------------------------
Net gain from investments                                                  280,564     7,349,584    4,027,465
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               $ 635,219   $14,118,450   $8,932,486
=============================================================================================================

                                 See accompanying notes to financial statements.

                   Year Ended May 31, 1998


                                                                        North Carolina  South Carolina     Tennessee
--------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                 $11,543,644      $  689,665   $17,161,486
--------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                     1,064,856          68,969     1,565,600
12b-1 service fees -- Class A (notes 1 and 6)                                  371,113          22,652       537,896
12b-1 distribution and service fees -- Class B (notes 1 and 6)                  13,177           4,426        24,120
12b-1 distribution and service fees -- Class C (notes 1 and 6)                  56,974           5,120       130,791
Shareholders' servicing agent fees and expenses                                 85,524           4,120       123,162
Custodian's fees and expenses                                                   57,779          33,593        64,302
Trustees' fees and expenses (note 6)                                             3,654             219         5,212
Professional fees                                                               20,425          14,950        22,250
Shareholders' reports -- printing and mailing expenses                          36,182           2,339        52,065
Federal and state registration fees                                              6,475           3,141        11,322
Organizational expenses (note 1)                                                    --          11,826            --
Other expenses                                                                   9,476             649        12,162
--------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                  1,725,635         172,004     2,548,882
     Expense reimbursement (note 6)                                                 --         (94,494)      (56,952)
--------------------------------------------------------------------------------------------------------------------
Net expenses                                                                 1,725,635          77,510     2,491,930
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                        9,818,009         612,155    14,669,556
--------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)               2,602,198         134,377     1,206,421
Net change in unrealized appreciation or depreciation of investments         3,819,600         395,866     8,713,135
--------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                    6,421,798         530,243     9,919,556
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 $16,239,807      $1,142,398   $24,589,112
====================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                        Alabama
                                              --------------------------
                                               Year Ended    Year Ended
                                                 5/31/98       5/31/97*
------------------------------------------------------------------------
Operations
Net investment income                           $ 354,655    $  197,497
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                    (7,615)          588
Net change in unrealized appreciation or
   depreciation of investments                    288,179       138,286
-----------------------------------------------------------------------
Net increase in net assets from operations        635,219       336,371
-----------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                         (257,710)     (195,673)
 Class B                                          (32,374)       (2,069)
 Class C                                          (61,979)         (212)
 Class R                                           (2,611)           (1)
From accumulated net realized gains from
investment transactions:
 Class A                                               --            --
 Class B                                               --            --
 Class C                                               --            --
 Class R                                               --            --
-----------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                               (354,674)     (197,955)
-----------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                4,157,996     2,438,658
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions           168,561        99,346
-----------------------------------------------------------------------
                                                4,326,557     2,538,004
-----------------------------------------------------------------------
Cost of shares redeemed                        (1,798,211)     (691,292)
-----------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                      2,528,346     1,846,712
-----------------------------------------------------------------------
Net increase in net assets                      2,808,891     1,985,128
Net assets at the beginning of year             5,241,528     3,256,400
-----------------------------------------------------------------------
Net assets at the end of year                 $ 8,050,419    $5,241,528
=======================================================================
Balance of undistributed net investment
   income at end of year                      $        38    $       57
=======================================================================

                                                        Georgia
                                               -------------------------
                                               Year Ended     Year Ended
                                                 5/31/98       5/31/97**
------------------------------------------------------------------------
Operations
Net investment income                         $  6,768,866  $  6,488,615
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                  1,432,222       816,979
Net change in unrealized appreciation or
   depreciation of investments                   5,917,362     3,379,145
------------------------------------------------------------------------
Net increase in net assets from operations      14,118,450    10,684,739
------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                        (5,990,008)   (5,973,872)
 Class B                                           (64,796)         (779)
 Class C                                          (704,588)     (513,629)
 Class R                                            (8,432)         (289)
From accumulated net realized gains from
investment transactions:
 Class A                                                --            --
 Class B                                                --            --
 Class C                                                --            --
 Class R                                                --            --
------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                              (6,767,824)   (6,488,569)
------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                23,251,629    18,042,463
Net proceeds from shares issued to shareholder
   due to reinvestment of distributions          4,132,821     3,251,554
------------------------------------------------------------------------
                                                27,384,450    21,294,017
------------------------------------------------------------------------
Cost of shares redeemed                        (15,113,415)  (19,327,898)
------------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                      12,271,035     1,966,119
------------------------------------------------------------------------
Net increase in net assets                      19,621,661     6,162,289
Net assets at the beginning of year            123,456,750   117,294,461
------------------------------------------------------------------------
Net assets at the end of year                 $143,078,411  $123,456,750
========================================================================
Balance of undistributed net investment
   income at end of year                      $      1,088  $         46
========================================================================

                                                         Louisiana
                                                ---------------------------
                                                Year Ended       Year Ended
                                                  5/31/98        5/31/97***
---------------------------------------------------------------------------
Operations
Net investment income                          $  4,905,021   $   4,309,839
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                     141,609         185,297
Net change in unrealized appreciation or
   depreciation of investments                    3,885,856       2,691,765
---------------------------------------------------------------------------
Net increase in net assets from operations        8,932,486       7,186,901
---------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                         (4,236,624)     (4,001,489)
 Class B                                           (179,990)         (7,151)
 Class C                                           (486,474)       (300,999)
 Class R                                               (844)             (1)
From accumulated net realized gains from
investment transactions:
 Class A                                           (274,625)        (16,962)
 Class B                                            (13,410)             --
 Class C                                            (36,540)         (1,376)
 Class R                                                (77)             --
---------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                               (5,228,584)     (4,327,978)
---------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                 30,672,632      12,680,296
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions           3,175,043       2,019,609
---------------------------------------------------------------------------
                                                 33,847,675      14,699,905
---------------------------------------------------------------------------
Cost of shares redeemed                         (10,292,295)    (10,629,223)
---------------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                       23,555,380       4,070,682
---------------------------------------------------------------------------
Net increase in net assets                       27,259,282       6,929,605
Net assets at the beginning of year              84,592,893      77,663,288
---------------------------------------------------------------------------
Net assets at the end of year                  $111,852,175   $  84,592,893
===========================================================================
Balance of undistributed net investment
   income at end of year                       $      1,288   $         199
===========================================================================

* Information represents eight months of Flagship Alabama and four months of Alabama (note 1).
** Information represents eight months of Flagship Georgia and four months of Georgia (note 1).
*** Information represents eight months of Flagship Louisiana and four months of Louisiana (note 1).

                                 See accompanying notes to financial statements.

                                                     North Carolina               South Carolina                  Tennessee
                                              ----------------------------  --------------------------  ----------------------------
                                                 Year Ended     Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                    5/31/98       5/31/97*       5/31/98     5/31/97**        5/31/98     5/31/97***
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $  9,818,009   $ 10,118,809   $   612,155   $   588,783   $ 14,669,556   $ 14,402,555
Net realized gain from investment
  transactions (notes 1 and 4)                   2,602,198      1,921,251       134,377        12,003      1,206,421      1,595,041
Net change in unrealized appreciation or
  depreciation of investments                    3,819,600      2,403,810       395,866       270,459      8,713,135      3,989,675
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      16,239,807     14,443,870     1,142,398       871,245     24,589,112     19,987,271
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                       (9,438,035)    (9,701,977)     (562,433)     (583,450)   (13,691,307)   (13,649,276)
  Class B                                          (56,790)        (1,977)      (18,919)       (1,592)      (105,904)        (3,542)
  Class C                                         (342,967)      (326,112)      (29,703)       (1,078)      (783,552)      (744,238)
  Class R                                          (34,750)        (4,651)       (3,387)         (340)       (18,350)        (2,064)
From accumulated net realized gains from
  investment transactions:
  Class A                                          (28,220)             --            --            --             --             --
  Class B                                             (137)             --            --            --             --             --
  Class C                                           (1,157)             --            --            --             --             --
  Class R                                             (109)             --            --            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
  shareholders                                  (9,902,165)   (10,034,717)     (614,442)     (586,460)   (14,599,113)   (14,399,120)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                18,647,466     13,538,981     6,771,482     2,419,482     41,278,818     27,836,928
Net proceeds from shares issued to
  shareholders due to reinvestment of
  distributions                                  5,610,070      5,178,488       325,450       337,619      7,905,778      7,269,232
------------------------------------------------------------------------------------------------------------------------------------
                                                24,257,536     18,717,469     7,096,932     2,757,101     49,184,596     35,106,160
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                        (20,843,771)   (25,396,297)   (4,559,640)   (3,340,985)   (27,270,877)   (33,754,624)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                        3,413,765     (6,678,828)    2,537,292      (583,884)    21,913,719      1,351,536
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets            9,751,407     (2,269,675)    3,065,248      (299,099)    31,903,718      6,939,687
Net assets at the beginning of year            189,336,141    191,605,816    10,234,647    10,533,746    273,309,370    266,369,683
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                 $199,087,548   $189,336,141   $13,299,895   $10,234,647   $305,213,088   $273,309,370
====================================================================================================================================
Balance of undistributed net investment
  income at end of year                       $     29,559   $     84,092   $        36   $     2,323   $     73,878   $      3,435
====================================================================================================================================

* Information represents eight months of Flagship North Carolina and four months of North Carolina (note 1).

** Information represents eight months of Flagship South Carolina and four months of South Carolina (note 1).

*** Information represents eight months of Flagship Tennessee and four months of Tennessee (note 1).

                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Alabama Municipal Bond Fund, the Nuveen Flagship Georgia Municipal Bond Fund, the Nuveen Flagship Louisiana Municipal Bond Fund, the Nuveen Flagship North Carolina Municipal Bond Fund, the Nuveen Flagship South Carolina Municipal Bond Fund, and the Nuveen Flagship Tennessee Municipal Bond Fund (the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Alabama Double Tax Exempt Fund ("Flagship Alabama"), Flagship Georgia Double Tax Exempt Fund ("Flagship Georgia"), Flagship Louisiana Double Tax Exempt Fund ("Flagship Louisiana"), Flagship North Carolina Double Tax Exempt Fund ("Flagship North Carolina"), Flagship South Carolina Double Tax Exempt Fund ("Flagship South Carolina"), and Flagship Tennessee Double Tax Exempt Fund ("Flagship Tennessee") were reorganized into the Trust and renamed the Nuveen Flagship Alabama Municipal Bond Fund ("Alabama"), Nuveen Flagship Georgia Municipal Bond Fund ("Georgia"), Nuveen Flagship Louisiana Municipal Bond Fund ("Louisiana"), Nuveen Flagship North Carolina Municipal Bond Fund ("North Carolina"), Nuveen Flagship South Carolina Municipal Bond Fund ("South Carolina"), and Nuveen Flagship Tennessee Municipal Bond Fund ("Tennessee"), respectively. Prior to these reorganizations, Flagship Alabama, Flagship Georgia, Flagship Louisiana, Flagship North Carolina, Flagship South Carolina, and Flagship Tennessee were each a sub-trust of the Flagship Tax Exempt Funds Trust.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Georgia, Louisiana and Tennessee had outstanding when-issued and delayed delivery purchase commitments of $1,975,951, $2,894,425 and $7,610,516, respectively. The other Funds had no such outstanding purchase commitments.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of Alabama and South Carolina (approximately $60,800 and $35,400, respectively) are being reimbursed to the Adviser on a straight-line basis over a period of three years. As of May 31, 1998, $40,540 and $23,644 of the organizational expenses, respectively, have been reimbursed.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                                                                  Alabama
                                                                           -----------------------------------------------------
                                                                                 Year Ended                   Year Ended
                                                                                  5/31/98                      5/31/97*
                                                                           ------------------------------------------------------
                                                                            Shares        Amount         Shares         Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                  163,322     $  1,720,355      165,385    $  1,650,047
  Class B                                                                   27,379          289,415       58,298         585,381
  Class C                                                                  193,765        2,025,206       20,200         203,130
  Class R                                                                   11,454          123,020           10             100

Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                   12,620          131,454        9,936          99,346
  Class B                                                                    1,929           20,240           --              --
  Class C                                                                    1,603           16,867           --              --
  Class R                                                                       --               --           --              --
--------------------------------------------------------------------------------------------------------------------------------
                                                                           412,072        4,326,557      253,829       2,538,004
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                 (150,343)      (1,576,278)     (69,498)       (691,292)
  Class B                                                                   (8,241)         (87,307)          --              --
  Class C                                                                  (12,758)        (134,626)          --              --
  Class R                                                                       --               --           --              --
--------------------------------------------------------------------------------------------------------------------------------
                                                                          (171,342)      (1,798,211)     (69,498)       (691,292)
--------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               240,730 $      2,528,346      184,331    $  1,846,712
================================================================================================================================

*Information represents eight months of Flagship Alabama and four months of Alabama (note 1).

                                                                                                  Georgia
                                                                           ------------------------------------------------------
                                                                                 Year Ended                   Year Ended
                                                                                  5/31/98                      5/31/97*
                                                                           ------------------------------------------------------
                                                                            Shares        Amount         Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                  999,370     $ 11,052,211    1,320,552    $ 13,778,494
  Class B                                                                  326,545        3,623,322       10,720         112,660
  Class C                                                                  754,384        8,321,447      393,868       4,129,100
  Class R                                                                   23,229          254,649        2,104          22,209

Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                  332,037        3,634,474      287,354       2,992,929
  Class B                                                                    2,642           29,369           --              --
  Class C                                                                   42,144          461,364       24,846         258,440
  Class R                                                                      689            7,614           18             185
---------------------------------------------------------------------------------------------------------------------------------
                                                                         2,481,040       27,384,450    2,039,462      21,294,017
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                               (1,106,180)     (12,206,698)  (1,627,331)    (16,977,352)
  Class B                                                                  (25,707)        (286,183)          --              --
  Class C                                                                 (234,595)      (2,575,425)    (225,854)     (2,350,546)
  Class R                                                                   (4,054)         (45,109)          --              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                        (1,370,536)     (15,113,415)  (1,853,185)    (19,327,898)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  1,110,504     $ 12,271,035      186,277    $  1,966,119
================================================================================================================================

*Information represents eight months of Flagship Georgia and four months of Georgia (note 1).



                                                                                                  Louisiana
                                                                            -----------------------------------------------------
                                                                                    Year Ended                  Year Ended
                                                                                     5/31/98                     5/31/97*
                                                                            -----------------------------------------------------
                                                                                 Shares        Amount       Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                     1,434,264  $ 16,414,741      822,022  $  9,004,313
  Class B                                                                       695,080     7,947,255       82,598       911,240
  Class C                                                                       551,499     6,283,912      252,430     2,764,643
  Class R                                                                         2,348        26,724            9           100
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                       240,527     2,733,739      168,536     1,844,320
  Class B                                                                         6,824        78,150          104         1,144
  Class C                                                                        31,852       362,355       15,928       174,145
  Class R                                                                            70           799           --             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                              2,962,464    33,847,675    1,341,627    14,699,905
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                      (808,970)   (9,237,098)    (861,984)   (9,454,331)
  Class B                                                                        (5,147)      (58,547)          --             --
  Class C                                                                       (87,146)     (996,590)    (107,483)   (1,174,892)
  Class R                                                                            (5)          (60)          --             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                               (901,268)  (10,292,295)    (969,467)  (10,629,223)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                  2,061,196  $ 23,555,380      372,160  $  4,070,682
================================================================================================================================

*Information represents eight months of Flagship Louisiana and four months of Louisiana (note 1).


                                                                                               North Carolina
                                                                            -----------------------------------------------------
                                                                                    Year Ended                  Year Ended
                                                                                     5/31/98                     5/31/97*
                                                                            -----------------------------------------------------
                                                                                 Shares        Amount       Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                     1,219,335  $ 12,822,305    1,139,324  $ 11,564,705
  Class B                                                                       313,974     3,317,845       26,319       268,174
  Class C                                                                       192,020     2,022,009      128,427     1,308,314
  Class R                                                                        46,162       485,307       39,185       397,788
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                       506,157     5,310,271      489,500     4,984,798
  Class B                                                                         2,287        24,150           48           488
  Class C                                                                        24,082       252,068       18,772       190,950
  Class R                                                                         2,244        23,581          221         2,252
---------------------------------------------------------------------------------------------------------------------------------
                                                                              2,306,261    24,257,536    1,841,796    18,717,469
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                    (1,846,947)  (19,438,714)  (2,374,729)  (24,226,252)
  Class B                                                                        (2,877)      (30,241)          --             --
  Class C                                                                      (122,639)   (1,290,365)    (115,427)   (1,170,045)
  Class R                                                                        (7,984)      (84,451)          --             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                             (1,980,447)  (20,843,771)  (2,490,156)  (25,396,297)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                         325,814  $  3,413,765     (648,360) $ (6,678,828)
=================================================================================================================================
*Information represents eight months of Flagship North Carolina and four months of North Carolina (note 1).



                                                                South Carolina
                                               -------------------------------------------------
                                                    Year Ended                 Year Ended
                                                      5/31/98                   5/31/97*
                                               -------------------------------------------------
                                                 Shares       Amount       Shares         Amount
------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                     560,179  $ 5,485,573      192,810    $ 1,814,877
    Class B                                      64,625      634,556       16,861        160,503
    Class C                                      58,105      569,890       44,094        419,098
    Class R                                       8,239       81,463        2,621         25,004

Shares issued to shareholders due to
  reinvestment of distributions:

    Class A                                      30,157      294,728       35,809        337,619
    Class B                                         859        8,458           --             --
    Class C                                       2,103       20,709           --             --
    Class R                                         158        1,555           --             --
------------------------------------------------------------------------------------------------
                                                724,425    7,096,932      292,195      2,757,101
------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                    (438,336)  (4,302,290)    (353,491)    (3,340,985)
    Class B                                      (9,630)     (96,212)          --             --
    Class C                                     (16,484)    (161,138)          --             --
    Class R                                          --           --           --             --
------------------------------------------------------------------------------------------------
                                               (464,450)  (4,559,640)    (353,491)    (3,340,985)
------------------------------------------------------------------------------------------------
Net increase (decrease)                          259,975 $ 2,537,292      (61,296)   $  (583,884)
================================================================================================
*Information represents eight months of Flagship South Carolina and four months of South Carolina (note 1).

                                                                  Tennessee
                                              --------------------------------------------------
                                                    Year Ended                Year Ended
                                                     5/31/98                   5/31/97*
                                              --------------------------------------------------
                                                 Shares       Amount     Shares           Amount
------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                   2,614,021  $29,710,291    2,181,165    $23,957,505
    Class B                                     456,706    5,193,888       48,526        533,276
    Class C                                     538,381    6,116,529      282,598      3,100,098
    Class R                                      22,800      258,110       22,306        246,049

Shares issued to shareholders due to
  reinvestment of distributions:

     Class A                                    641,169    7,255,500      619,521      6,805,317
     Class B                                      3,774       42,976           66            718
     Class C                                     52,336      590,588       42,079        461,759
     Class R                                      1,474       16,714          131          1,438
------------------------------------------------------------------------------------------------
                                              4,330,661   49,184,596    3,196,392     35,106,160
------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                 (2,250,196) (25,540,334)  (2,682,025)   (29,442,527)
     Class B                                     (5,300)     (59,853)         (64)          (699)
     Class C                                   (147,264)  (1,670,240)    (393,458)    (4,311,248)
     Class R                                        (39)        (450)         (14)          (150)
------------------------------------------------------------------------------------------------
                                             (2,402,799) (27,270,877)  (3,075,561)   (33,754,624)
------------------------------------------------------------------------------------------------
Net increase                                  1,927,862  $21,913,719      120,831   $  1,351,536
================================================================================================


*Information represents eight months of Flagship Tennessee and four months of Tennessee (note 1).

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                                                        North     South
                        Alabama  Georgia  Louisiana  Carolina  Carolina  Tennessee
----------------------------------------------------------------------------------
Dividend per share:
  Class A                $.0435   $.0460     $.0480    $.0445    $.0400     $.0470
  Class B                 .0370    .0390      .0410     .0380     .0340      .0400
  Class C                 .0390    .0410      .0430     .0395     .0355      .0415
  Class R                 .0455    .0480      .0500     .0460     .0420      .0485
==================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                                                        North        South
                                            Alabama       Georgia     Louisiana      Carolina     Carolina     Tennessee
------------------------------------------------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities     $6,740,467   $45,374,511   $38,729,583   $55,816,235   $8,596,169   $72,413,167
 Temporary municipal investments          3,200,000    19,000,000    13,000,000    19,550,000    4,200,000    29,100,000
Sales:
 Investments in municipal securities      4,437,664    32,650,889    14,864,665    55,437,357    7,085,619    42,487,343
 Temporary municipal investments          2,900,000    19,000,000    14,300,000    19,550,000    4,200,000    33,600,000
=======================================================================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                 South
                                                               Alabama         Georgia        Carolina        Tennessee
-----------------------------------------------------------------------------------------------------------------------
Expiration Year:
 2002                                                          $    --     $   506,838       $      --      $        --
 2003                                                               --         503,259         172,174        2,790,147
 2005                                                            9,205              --              --               --
-----------------------------------------------------------------------------------------------------------------------
Total                                                          $ 9,205     $ 1,010,097       $ 172,174      $ 2,790,147
=======================================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                                                        North       South
                                            Alabama        Georgia    Louisiana      Carolina    Carolina     Tennessee
-----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                              $440,964    $12,256,090   $9,312,072   $12,456,587    $820,631   $22,632,427
 depreciation                                (5,803)            --           --      (124,474)         --       (65,829)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                $435,161    $12,256,090   $9,312,072   $12,332,113    $820,631   $22,566,598
=======================================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                                                      Management Fee
-----------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                             .5500 of 1%
For the next $125 million                                                                              .5375 of 1
For the next $250 million                                                                              .5250 of 1
For the next $500 million                                                                              .5125 of 1
For the next $1 billion                                                                                .5000 of 1
For net assets over $2 billion                                                                         .4750 of 1
=======================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                 North      South
                               Alabama   Georgia   Louisiana  Carolina   Carolina  Tennessee
--------------------------------------------------------------------------------------------
Sales charges collected        $40,092   $300,386   $367,133   $288,651   $78,847   $661,874
Paid to authorized dealers      34,666    259,160    327,987    248,966    73,377    595,047
============================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                   North      South
                               Alabama    Georgia   Louisiana   Carolina   Carolina  Tennessee
----------------------------------------------------------------------------------------------
Commission advances           $ 31,889  $ 245,972   $ 424,888  $ 186,424   $ 42,379   $307,149
==============================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                   North      South
                               Alabama    Georgia   Louisiana   Carolina   Carolina  Tennessee
----------------------------------------------------------------------------------------------
12b-1 fees retained            $17,955    $64,729     $76,379    $25,873     $9,488    $61,950
==============================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1998, as follows:

                                                                   North      South
                               Alabama    Georgia   Louisiana   Carolina   Carolina  Tennessee
----------------------------------------------------------------------------------------------
CDSC retained                   $1,317    $14,164      $3,241     $2,816       $439     $5,210
==============================================================================================

7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                               North         South
                                             Alabama         Georgia       Louisiana        Carolina      Carolina       Tennessee
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                           $7,637,008    $131,997,057    $102,597,881    $185,212,001   $12,651,402    $285,362,759
Balance of undistributed net
 investment income                                38           1,088           1,288          29,559            36          73,878
Accumulated net realized gain (loss)
 from investment transactions                (21,788)     (1,175,824)        (59,066)      1,513,875      (172,174)     (2,790,147)
Net unrealized appreciation of
 investments                                 435,161      12,256,090       9,312,072      12,332,113       820,631      22,566,598
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                $8,050,419    $143,078,411    $111,852,175    $199,087,548   $13,299,895    $305,213,088
==================================================================================================================================

               Financial Highlights


               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                             Investment Operations               Less Distributions
                                        --------------------------------   ------------------------------

                                                            Net
                             Beginning                Realized/                                             Ending
                                   Net         Net   Unrealized                   Net                          Net
Year Ended                       Asset  Investment   Investment            Investment   Capital              Asset       Total
May 31,                          Value  Income (a)  Gain (Loss)    Total       Income      Gain     Total    Value  Return (b)
--------------------------------------------------------------------------------------------------------------------------------
ALABAMA**
Class A (4/94)
1998                            $10.12        $.52        $ .50    $1.02        $(.53)      $--    $(.53)   $10.61       10.22%
1997                              9.77         .53          .35      .88         (.53)       --     (.53)    10.12        9.22
1996                              9.94         .53         (.17)     .36         (.53)       --     (.53)     9.77        3.72
1995                              9.66         .52          .28      .80         (.52)       --     (.52)     9.94        8.77
1994 (c)                          9.58         .03          .09      .12         (.04)       --     (.04)     9.66        9.34*
Class B (2/97)
1998                             10.14         .45          .48      .93         (.45)       --     (.45)    10.62        9.31
1997 (c)                         10.16         .11         (.02)     .09         (.11)       --     (.11)    10.14         .94
Class C (2/97)
1998                             10.14         .47          .48      .95         (.47)       --     (.47)    10.62        9.54
1997 (c)                         10.16         .12         (.02)     .10         (.12)       --     (.12)    10.14         .99
Class R (2/97)
1998                             10.13         .55          .55     1.10         (.55)       --     (.55)    10.68       11.06
1997 (c)                         10.16         .16         (.05)     .11         (.14)       --     (.14)    10.13        1.08
================================================================================================================================
GEORGIA***
Class A (3/86)
1998                            $10.57        $.56        $ .62    $1.18        $(.56)      $--    $(.56)   $11.19       11.37%
1997                             10.20         .57          .37      .94         (.57)       --     (.57)    10.57        9.39
1996                             10.46         .57         (.25)     .32         (.58)       --     (.58)    10.20        3.05
1995                             10.23         .58          .23      .81         (.58)       --     (.58)    10.46        8.31
1994                             10.62         .59         (.39)     .20         (.59)       --     (.59)    10.23        1.83
Class B (2/97)
1998                             10.57         .48          .63     1.11         (.48)       --     (.48)    11.20       10.66
1997 (c)                         10.66         .14         (.11)     .03         (.12)       --     (.12)    10.57         .31
Class C (1/94)
1998                             10.55         .50          .62     1.12         (.50)       --     (.50)    11.17       10.79
1997                             10.18         .51          .37      .88         (.51)       --     (.51)    10.55        8.80
1996                             10.44         .51         (.25)     .26         (.52)       --     (.52)    10.18        2.48
1995                             10.21         .52          .23      .75         (.52)       --     (.52)    10.44        7.72
1994 (c)                         10.91         .19         (.69)    (.50)        (.20)       --     (.20)    10.21      (10.96)*
Class R (2/97)
1998                             10.57         .58          .59     1.17         (.59)       --     (.59)    11.15       11.23
1997 (c)                         10.65         .18         (.06)     .12         (.20)       --     (.20)    10.57        1.11
================================================================================================================================

                                Ratios/Supplemental Data
-----------------------------------------------------------------------------------
                                   Ratio                         Ratio
                                  of Net                        of Net
                   Ratio of   Investment         Ratio of   Investment
                   Expenses    Income to         Expenses    Income to
                 to Average      Average       to Average      Average
                 Net Assets   Net Assets       Net Assets   Net Assets
                     Before       Before            After        After   Portfolio
    Ending Net   Reimburse-   Reimburse-       Reimburse-   Reimburse-    Turnover
  Assets (000)         ment         ment         ment (a)     ment (a)        Rate
-----------------------------------------------------------------------------------

      $  4,930         2.16%        3.22%             .39%        4.99%         62%
         4,446         3.04         2.65              .40         5.29          72
         3,256         3.19         2.53              .48         5.24          42
         1,880         7.61        (1.98)             .16         5.47         120
           357        34.92*      (32.50)*             --         2.42*         --

           843         2.91         2.47             1.14         4.24          62
           591         2.79*        2.18*             .71*        4.26*         72

         2,155         2.70         2.66              .94         4.42          62
           205         2.62*        2.35*             .40*        4.57*         72

           122         1.91         3.44              .19         5.16          62
            --          .91*        5.26*              --         6.17*         72
===================================================================================

      $120,545          .87%        4.88%             .66%        5.09%         25%
       111,518         1.02         5.20              .78         5.44          39
       107,862         1.08         5.18              .80         5.46          59
       113,354         1.09         5.53              .83         5.79          40
       123,068         1.06         5.11              .70         5.47          39

         3,518         1.62         4.08             1.38         4.32          25
           113         1.63*        4.49*            1.32*        4.80*         39

        18,770         1.42         4.33             1.21         4.54          25
        11,803         1.56         4.63             1.32         4.87          39
         9,433         1.63         4.61             1.34         4.90          59
         6,973         1.64         4.92             1.38         5.18          40
         4,348         1.60*        4.22*            1.27*        4.55*         39

           245          .67         5.04              .45         5.26          25
            22          .68*        5.41*             .38*        5.71*         39
===================================================================================


*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Alabama.

*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.

               Selected data for a share outstanding throughout each period is as follows:


Class (Inception Date)
                                            Investment Operations              Less Distributions
                                        ------------------------------    ----------------------------

                                                            Net
                             Beginning                Realized/                                           Ending
                                   Net         Net   Unrealized                   Net                        Net
Year Ended                       Asset  Investment   Investment            Investment   Capital            Asset     Total
May 31,                          Value   Income (a) Gain (Loss)   Total        Income      Gain    Total   Value   Return (b)
----------------------------------------------------------------------------------------------------------------------------
LOUISIANA**
Class A (9/89)
1998                            $11.10        $.59        $ .49    $1.08       $(.59)    $(.04)   $(.63)   $11.55   9.88%
1997                             10.71         .59          .39      .98        (.59)       --     (.59)    11.10   9.37
1996                             10.80         .59         (.08)     .51        (.60)       --     (.60)    10.71   4.77
1995                             10.48         .60          .32      .92        (.60)       --     (.60)    10.80   9.20
1994                             10.93         .61         (.40)     .21        (.62)     (.04)    (.66)    10.48   1.77
Class B (2/97)
1998                             11.09         .50          .50     1.00        (.50)     (.04)    (.54)    11.55   9.18
1997 (c)                         11.10         .16           --      .16        (.17)       --     (.17)    11.09   1.44
Class C (2/94)
1998                             11.09         .52          .50     1.02        (.53)     (.04)    (.57)    11.54   9.32
1997                             10.70         .53          .39      .92        (.53)       --     (.53)    11.09   8.78
1996                             10.80         .53         (.09)     .44        (.54)       --     (.54)    10.70    4.12
1995                             10.48         .54          .32      .86        (.54)       --     (.54)    10.80    8.59
1994 (c)                         11.29         .16         (.81)    (.65)       (.16)       --     (.16)    10.48  (17.21)*
Class R (2/97)
1998                             11.09         .61          .50     1.11        (.61)     (.04)    (.65)    11.55   10.21
1997 (c)                         11.17         .15         (.08)     .07        (.15)       --     (.15)    11.09     .67
----------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA***
Class A (3/86)
1998                            $10.28        $.53        $ .34    $ .87       $(.53)       --    $(.53)   $10.62    8.69%
1997                             10.05         .54          .23      .77        (.54)       --     (.54)    10.28    7.79
1996                             10.23         .55         (.18)     .37        (.55)       --     (.55)    10.05    3.67
1995                             10.08         .57          .15      .72        (.57)       --     (.57)    10.23    7.45
1994                             10.51         .57         (.42)     .15        (.58)       --     (.58)    10.08    1.30
Class B (2/97)
1998                             10.28         .45          .35      .80        (.46)       --     (.46)    10.62    7.89
1997 (c)                         10.33         .12         (.06)     .06        (.11)       --     (.11)    10.28     .64
Class C (10/93)
1998                             10.26         .47          .34      .81        (.47)       --     (.47)    10.60    8.09
1997                             10.03         .48          .23      .71        (.48)       --     (.48)    10.26    7.20
1996                             10.22         .49         (.18)     .31        (.50)       --     (.50)    10.03    3.01
1995                             10.06         .51          .16      .67        (.51)       --     (.51)    10.22    6.97
1994 (c)                         10.84         .32         (.78)    (.46)       (.32)       --     (.32)    10.06   (6.26)*
Class R (2/97)
1998                             10.28         .55          .34      .89        (.55)       --     (.55)    10.62    8.88
1997 (c)                         10.27         .18          .01      .19        (.18)       --     (.18)    10.28    1.92
----------------------------------------------------------------------------------------------------------------------------

                                         Ratios/Supplemental Data
---------------------------------------------------------------------------------
                                  Ratio                      Ratio
                                 of Net                     of Net
                  Ratio of   Investment     Ratio of    Investment
                  Expenses    Income to     Expenses     Income to
                to Average      Average   to Average       Average
                Net Assets   Net Assets   Net Assets    Net Assets
                    Before       Before        After         After    Portfolio
  Ending Net    Reimburse-   Reimburse-   Reimburse-    Reimburse-     Turnover
Assets (000)          ment         ment      ment(a)       ment(a)         Rate
---------------------------------------------------------------------------------
    $ 89,143          .88%        5.00%         .75%         5.13%          15%
      76,030         1.03         5.14          .79          5.38           25
      72,005         1.09         5.17          .80          5.46           26
      68,145         1.18         5.45          .83          5.80           44
      66,281         1.12         5.10          .66          5.56           22

       8,999         1.62         4.21         1.45          4.38           15
         917         1.65*        4.50*        1.46*         4.69*          25

      13,682         1.42         4.45         1.29          4.58           15
       7,645         1.57         4.59         1.33          4.83           25
       5,658         1.64         4.58         1.35          4.87           26
       3,220         1.73         4.85         1.37          5.21           44
       1,501         1.68*        4.34*        1.23*         4.79*          22

          28          .67         5.17          .52          5.32           15
          --          .08*        5.27*         .04*         5.31*          25
=================================================================================

    $186,340          .86%        5.06%         .86%         5.06%          29%
     181,595         1.00         5.24          .93          5.31           23
     185,016         1.03         5.19          .90          5.32           54
     191,850         1.06         5.58          .91          5.73           35
     196,087         1.04         5.26          .89          5.41           21

       3,609         1.61         4.23         1.61          4.23           29
         271         1.62*        4.60*        1.62*         4.60*          23

       8,291         1.41         4.50         1.41         4.50            29
       7,065         1.54         4.70         1.48         4.76            23
       6,589         1.58         4.64         1.45         4.77            54
       6,049         1.61         4.98         1.46         5.13            35
       4,161         1.79*        4.35*        1.49*        4.65*           21

         848          .66         5.24          .66         5.24            29
         405          .66*        5.57*         .66*        5.57*           23
=================================================================================

*   Annualized.
** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Louisiana.
*** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship North Carolina.
+ The amount shown includes a distribution in excess of capital gains of $.01 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                        Investment Operations            Less Distributions
                                  -------------------------------  -------------------------------


                                                       Net
                       Beginning                 Realized/                                          Ending
                             Net         Net    Unrealized                Net                          Net
Year Ended                 Asset  Investment    Investment         Investment   Capital              Asset      Total
May 31,                    Value  Income (a)   Gain (Loss)  Total      Income      Gain      Total   Value Return (b)
---------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA**
Class A (7/93)
1998                      $ 9.53        $.49        $ .44   $ .93       $(.49)    $  --     $(.49)  $ 9.97      9.95%
1997                        9.28         .51          .24     .75        (.50)       --      (.50)    9.53      8.28
1996                        9.45         .48         (.15)    .33        (.50)       --      (.50)    9.28      3.53
1995                        9.20         .50          .25     .75        (.50)       --      (.50)    9.45      8.54
1994 (c)                    9.58         .42         (.38)    .04        (.39)     (.03)     (.42)    9.20       .15*
Class B (2/97)
1998                        9.52         .41          .45     .86        (.42)       --      (.42)    9.96      9.17
1997 (c)                    9.61         .13         (.11)    .02        (.11)       --      (.11)    9.52       .20
Class C (2/97)
1998                        9.52         .43          .45     .88        (.44)       --      (.44)    9.96      9.37
1997 (c)                    9.63         .13         (.13)     --        (.11)       --      (.11)    9.52       .03
Class R (2/97)
1998                        9.54         .51          .43     .94        (.51)       --      (.51)    9.97     10.10
1997 (c)                    9.60         .14         (.07)    .07        (.13)       --      (.13)    9.54       .75
====================================================================================================================
TENNESSEE***
Class A (11/87)
1998                      $11.06        $.58        $ .40   $ .98       $(.58)    $  --     $(.58)  $11.46      9.01%
1997                       10.83         .59          .23     .82        (.59)       --      (.59)   11.06      7.71
1996                       11.01         .59         (.18)    .41        (.59)       --      (.59)   10.83      3.78
1995                       10.78         .60          .23     .83        (.60)       --      (.60)   11.01      8.04
1994                       11.23         .61         (.43)    .18        (.61)     (.02)     (.63)   10.78      1.55
Class B (2/97)
1998                       11.06         .49          .40     .89        (.49)       --      (.49)   11.46      8.21
1997 (c)                   11.14         .14         (.09)    .05        (.13)       --      (.13)   11.06       .42
Class C (10/93)
1998                       11.05         .52          .39     .91        (.51)       --      (.51)   11.45      8.39
1997                       10.82         .53          .23     .76        (.53)       --      (.53)   11.05      7.12
1996                       11.00         .53         (.18)    .35        (.53)       --      (.53)   10.82      3.22
1995                       10.78         .54          .22     .76        (.54)       --      (.54)   11.00      7.35
1994 (c)                   11.61         .35         (.83)   (.48)       (.34)     (.01)     (.35)   10.78     (5.92)*
Class R (2/97)
1998                       11.04         .60          .40    1.00        (.60)       --      (.60)   11.44      9.20
1997 (c)                   11.09         .20         (.05)    .15        (.20)       --      (.20)   11.04      1.40
=======================================================================================================================

                                                               Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------
                                                           Ratio                      Ratio
                                                          of Net                     of Net
                                           Ratio of   Investment     Ratio of    Investment
                                           Expenses    Income to     Expenses     Income to
                                         to Average      Average   to Average       Average
                                         Net Assets   Net Assets   Net Assets    Net Assets
                                             Before       Before        After          After   Portfolio
Year Ended                 Ending Net    Reimburse-   Reimburse-   Reimburse-    Reimburse-     Turnover
May 31,                  Assets (000)          ment         ment         ment       ment(a)         Rate
--------------------------------------------------------------------------------------------------------
SOUTH CAROLINA**

Class A (7/93)
1998                         $ 11,591          1.32%        4.18%         .56%         4.94%         59%
1997                            9,629          1.55         4.22          .41          5.36          68
1996                           10,534          1.53         4.16          .71          4.98          76
1995                            9,013          1.86         4.08          .40          5.54          87
1994 (c)                        6,284          2.12*        3.10*         .40*         4.82*         88

Class B (2/97)
1998                              724          2.06         3.39         1.30          4.15          59
1997 (c)                          160          2.12*        3.84*        1.09*         4.87*         68

Class C (2/97)
1998                              875          1.86         3.63         1.11          4.38          59
1997 (c)                          420          1.91*        3.85*         .90*         4.86*         68

Class R (2/97)
1998                              110          1.11         4.39          .35          5.15          59
1997 (c)                           25          1.17*        4.70*         .14*         5.73*         68
=======================================================================================================
TENNESSEE***

Class A (11/87)
1998                         $278,232           .84%        5.09%         .82%         5.11%         15%
1997                          257,475           .97         5.23          .85          5.35          23
1996                          250,886          1.01         5.17          .88          5.30          38
1995                          241,778          1.07         5.46          .89          5.64          23
1994                          236,230          1.02         5.16          .76          5.42          17

Class B (2/97)
1998                            5,775          1.59         4.30         1.58          4.31          15
1997 (c)                          537          1.60*        4.49*        1.37*         4.72*         23

Class C (10/93)
1998                           20,673          1.39         4.53         1.37          4.55          15
1997                           15,049          1.53         4.67         1.40          4.80          23
1996                           15,483          1.56         4.62         1.43          4.75          38
1995                           12,494          1.62         4.90         1.44          5.08          23
1994 (c)                       10,652          1.63*        4.40*        1.23*         4.80*         17

Class R (2/97)
1998                              534           .64         5.27          .62          5.29          15
1997 (c)                          248           .66*        5.55*         .46*         5.75*         23
=======================================================================================================

*   Annualized.
** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship South Carolina.
*** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Tennessee.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

As of August 8, 1998
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL


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Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN               1898
OUR SECOND CENTURY   1998
   helping investors sustain the wealth of a lifetime./TM/

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   www.nuveen.com

                                                                      VAN-4-5.98